             TRAVELERS UNIVERSAL ANNUITY VARIABLE CONTRACT PROFILE

                                  MAY 1, 1998

THIS PROFILE IS A SUMMARY OF SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING THE CONTRACT. THE CONTRACT IS MORE FULLY DESCRIBED IN THE FULL PROSPECTUS WHICH IS ATTACHED TO THIS PROFILE. PLEASE READ THE PROSPECTUS CAREFULLY. THE TERMS "WE," "US," "OUR" AND "THE COMPANY" REFER TO TRAVELERS INSURANCE COMPANY. "YOU" AND "YOUR" REFER TO THE CONTRACT OWNER.

1. THE VARIABLE ANNUITY CONTRACT. The Contract offered by Travelers Insurance Company is a variable annuity that is intended for retirement savings or other long-term investment purposes. The Contract provides a death benefit as well as guaranteed income options. Under a qualified Contract, you can make one or more payments, as you choose, on a tax-deferred basis. Under a non-qualified Contract, you can make one or more payments with after-tax dollars. You direct your payment(s) to one or more of the variable funding options listed in Section 4 and/or to the Fixed (Flexible Annuity) Account. The variable funding options are designed to produce a higher rate of return than the Fixed Account; however, this is not guaranteed. You may gain or lose money in the funding options.

The Contract, like all deferred variable annuity contracts has two phases: the accumulation phase and the income phase. During the accumulation phase, under a qualified contract, your pre-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal, presumably when you are in a lower tax bracket. During the accumulation phase, under a nonqualified Contract, earnings on your after-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The income phase occurs when you begin receiving regular payments (annuity payments) from your Contract. The amount of money you accumulate in your Contract determines the amount of income (annuity payments) you receive during the income phase.

2. ANNUITY PAYMENTS (THE INCOME PHASE). You may choose to receive income payments from the Fixed Account or the variable funding options. If you want to receive regular payments from your annuity, you can choose one of the following annuity options: Option 1 -- payments for your life (life annuity) assuming that you are the annuitant; Option 2 -- payments for your life with an added guarantee that payments will continue to your beneficiary for a certain number of months (120, 180 or 240, as you select) if you should die during that period; Option 3 -- payments for your life with a cash refund with the guarantee that, upon your death, your beneficiary will receive the balance as a lump sum payment; Option 4 -- Joint and Last Survivor Life Annuity in which payments are made for your life and the life of another person (usually your spouse). This option can also be elected with payments continuing at a reduced rate after the death of one payee. There are also Income Options available: Income Option
1 -- Fixed Amount -- the Cash Surrender Value of your Contract will be paid to you in equal payments for a fixed period; or Option 2 -- Fixed Period -- the Cash Surrender Value will be used to make payments for a fixed time period. If you should die prior to the end of the Fixed Period, the remaining amount will go to your beneficiary.

Once you make an election of an annuity option or an income option and income payments begin, it cannot be changed. During the income phase, you have the same investment choices you had during the accumulation phase. If amounts are directed to the variable funding options, the dollar amount of your payments may increase or decrease. Once the annuity or income payments begin, the selection of funding options may be changed only with the permission of the Company.

3. PURCHASE. You may purchase a tax-qualified Contract with an initial payment of at least $20, except in the case of an individual retirement annuity (IRA) where the minimum initial payment is $1,000. Additional payments to a tax-qualified Contract of at least $20 may be made. For nonqualified Contracts, the minimum initial purchase payment is $1,000, and $100 thereafter.

WHO MAY PURCHASE THIS CONTRACT?

The Contract is currently available for use in connection with (1) individual nonqualified purchases; (2) Individual Retirement Annuities (IRA) or IRA Rollover pursuant to Section 408 of the Internal Revenue Code of 1986, as amended; and (3) qualified retirement plans (which include contracts qualifying under Section 401(a), 403(b), 408(b) or 457 of the Internal Revenue Code.

4. INVESTMENT OPTIONS. You can direct your money into the Fixed (Flexible Annuity) Account and/or to any or all of the following variable funding options. The funding options are described in the prospectuses for the funds. Depending on market conditions, you may make or lose money in any of these options.

                           MANAGED SEPARATE ACCOUNTS

Travelers Growth and Income Stock Account
  ("Account GIS")
Travelers Money Market Account
  ("Account MM")
Travelers Quality Bond Account
  ("Account QB")
Travelers Timed Aggressive Stock Account
  ("Account TAS")
Travelers Timed Growth and Income Stock
  Account ("Account TGIS")
Travelers Timed Short-Term Bond Account
  ("Account TSB")

                    TRAVELERS FUND U FOR VARIABLE ANNUITIES

Capital Appreciation Fund
Dreyfus Stock Index Fund
High Yield Bond Trust
Managed Assets Trust
AMERICAN ODYSSEY FUNDS, INC.
  Core Equity Fund
  Emerging Opportunities Fund
  Global High-Yield Bond Fund
  Intermediate-Term Bond Fund
  International Equity Fund
  Long-Term Bond Fund
DREYFUS VARIABLE INVESTMENT FUND
  Small Cap Portfolio
FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND
  VIP Equity Income Portfolio
  VIP Growth Portfolio
  VIP High Income Portfolio
FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND II
  VIP II Asset Manager Portfolio
TEMPLETON VARIABLE PRODUCTS SERIES FUND
  Templeton Asset Allocation Fund
    (Class 1)
  Templeton Bond Fund (Class 1)
  Templeton Stock Fund (Class 1)
TRAVELERS SERIES FUND, INC.
  Alliance Growth Portfolio
  MFS Total Return Portfolio
  Putnam Diversified Income Portfolio
  Smith Barney High Income Portfolio
  Smith Barney International Equity Portfolio
  Smith Barney Large Cap Value Portfolio
THE TRAVELERS SERIES TRUST
  Disciplined Mid Cap Stock Portfolio
  Social Awareness Stock Portfolio
  U.S. Government Securities Portfolio
  Utilities Portfolio

5. EXPENSES. The Contract has insurance features and investment features, and there are costs related to each.

For each contract we deduct a semi-annual administrative charge of $15. There is also an annual insurance charge of 1.25% of the amounts you direct to the variable Funding Options.

Each Funding Option has an investment charge (total fund charge), which includes the management fee, any applicable asset allocation fee and other expenses (and which reflects any expense reimbursements or fee waivers). The charge ranges from .32% to 2.11% annually, of the average daily net asset balance of the Funding Option, depending on the Funding Option selected.

If you withdraw amounts from the Contract, we may deduct a withdrawal charge (of 5% for five years) of the purchase payments you made to the Contract. If you withdraw all amounts under the Contract, or if you begin receiving annuity/income payments, the Company may be required by your state to deduct a premium tax of 0% - 5%.

The following table is designed to help you understand the Contract charges. The column "Total Annual Insurance Charge" shows the total of the $15 semi-annual contract charge (which is represented as 0.167% below) and the insurance charge of 1.25%. The investment charges for each portfolio are also shown. Each of the American Odyssey Portfolios is listed twice, once with the optional CHART asset allocation fee of 1.25% reflected, and once without the optional asset allocation fee. The columns under the heading "Examples" show you how much you would pay under the Contract for a one-year period and for a 10-year period. The examples assume that you invested $1,000 in a Contract that earns 5% annually and that you withdraw your money (a) at the end of year one and (b) at the end of year 10. For year 1, the Total Annual Charges are assessed as well as the withdrawal charges. For year 10, the Examples show the aggregate of all the annual charges assessed during that time, but no withdrawal charge is shown. For these examples, the premium tax is assumed to be 0%. Please refer to the Fee Table in the prospectus for more details.

                                                                      TOTAL                EXAMPLES: TOTAL
                                                           TOTAL      ANNUAL               ANNUAL EXPENSES
                                                          ANNUAL     FUNDING     TOTAL       AT END OF:
                                                         INSURANCE    OPTION    ANNUAL    -----------------
                    PORTFOLIO NAME                        CHARGES    EXPENSES   CHARGES   1 YEAR   10 YEARS
-----------------------------------------------------------------------------------------------------------
MANAGED SEPARATE ACCOUNTS
    Account GIS........................................    1.40%       0.62%     2.02%     $70       $234
    Account MM.........................................    1.40%       0.32%     1.72%      67        203
    Account QB.........................................    1.40%       0.32%     1.72%      67        203
    Account TAS........................................    1.40%       1.60%     3.00%      80        331
    Account TB* (Travelers Timed Bond Account).........    1.40%       1.75%     3.15%      82        345
    Account TGIS.......................................    1.40%       1.57%     2.97%      80        329
    Account TSB........................................    1.40%       1.57%     2.97%      80        329
UNDERLYING FUNDING OPTIONS
Capital Appreciation Fund..............................    1.40%       0.84%     2.24%      73        257
Dreyfus Stock Index Fund...............................    1.40%       0.28%     1.68%      67        198
High Yield Bond Trust..................................    1.40%       0.84%     2.24%      73        257
Managed Assets Trust...................................    1.40%       0.63%     2.03%      71        235
AMERICAN ODYSSEY FUNDS, INC.(1)
    Core Equity Fund...................................    1.40%       0.65%     2.05%      71        238
    Emerging Opportunities Fund........................    1.40%       0.86%     2.26%      73        259
    Global High-Yield Bond Fund........................    1.40%       0.68%     2.08%      71        241
    Intermediate-Term Bond Fund........................    1.40%       0.63%     2.03%      71        235
    International Equity Fund..........................    1.40%       0.77%     2.17%      72        250
    Long-Term Bond Fund................................    1.40%       0.62%     2.02%      70        234
AMERICAN ODYSSEY FUNDS, INC.(2)
    Core Equity Fund...................................    1.40%       1.90%     3.30%      83        359
    Emerging Opportunities Fund........................    1.40%       2.11%     3.51%      85        378
    Global High-Yield Bond Fund........................    1.40%       1.93%     3.33%      84        362
    Intermediate-Term Bond Fund........................    1.40%       1.88%     3.28%      83        357
    International Equity Fund..........................    1.40%       2.02%     3.42%      84        370
    Long-Term Bond Fund................................    1.40%       1.87%     3.27%      83        356
DREYFUS VARIABLE INVESTMENT FUND
    Small Cap Portfolio................................    1.40%       0.78%     2.18%      72        251
FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND
    Equity Income Portfolio............................    1.40%       0.58%     1.98%      70        230
    Growth Portfolio...................................    1.40%       0.69%     2.09%      71        242
    High Income Portfolio..............................    1.40%       0.71%     2.11%      71        244
FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND II
    Asset Manager Portfolio............................    1.40%       0.65%     2.05%      71        238
TEMPLETON VARIABLE PRODUCTS SERIES FUND
    Templeton Asset Allocation Fund....................    1.40%       0.78%     2.18%      72        251
    Templeton Bond Fund................................    1.40%       0.68%     2.08%      71        241
    Templeton Stock Fund...............................    1.40%       0.88%     2.28%      73        261
TRAVELERS SERIES FUND, INC.
    Alliance Growth Portfolio..........................    1.40%       0.82%     2.22%      72        255
    G.T. Global Strategic Income Portfolio*............    1.40%       1.07%     2.47%      75        280
    MFS Total Return Portfolio.........................    1.40%       0.86%     2.26%      73        259
    Putnam Diversified Income Portfolio................    1.40%       0.88%     2.28%      73        261
    Smith Barney High Income Portfolio.................    1.40%       0.70%     2.10%      71        243

* Not currently available to new Contract Owners in most states.

 (1) Reflects expenses that would be incurred for those Contract Owners who DO NOT participate in the CHART Asset Allocation Program.

 (2) Reflects expenses that would be incurred for those Contract Owners who DO participate in the CHART Asset Allocation Program.

                                                                      TOTAL                EXAMPLES: TOTAL
                                                           TOTAL      ANNUAL               ANNUAL EXPENSES
                                                          ANNUAL     FUNDING     TOTAL       AT END OF:
                                                         INSURANCE    OPTION    ANNUAL    -----------------
                    PORTFOLIO NAME                        CHARGES    EXPENSES   CHARGES   1 YEAR   10 YEARS
-----------------------------------------------------------------------------------------------------------
TRAVELERS SERIES FUND, INC., CONTINUED
    Smith Barney International Equity Portfolio........    1.40%       1.01%     2.41%      74        274
    Smith Barney Large Cap Value Portfolio
      (formerly Smith Barney Income and Growth
      Portfolio).......................................    1.40%       0.69%     2.09%      71        242
THE TRAVELERS SERIES TRUST
    Disciplined Mid Cap Stock Portfolio................    1.40%       0.95%     2.35%      74        268
    Social Awareness Stock Portfolio...................    1.40%       0.98%     2.38%      74        271
    U.S. Government Securities Portfolio...............    1.40%       0.58%     1.98%      70        231
    Utilities Portfolio................................    1.40%       1.06%     2.46%      75        279

6. TAXES. The payments you make to the Contract during the accumulation phase are made with before-tax dollars or after-tax dollars. You may be taxed on your purchase payments and will be taxed on any earnings when you make a withdrawal or begin receiving payments. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal penalty tax on the amount withdrawn.

For owners of qualified Contracts, if you reach a certain age, you may be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, the Company can calculate and pay you the minimum distribution amount required by federal law.

7. ACCESS TO YOUR MONEY. You can take withdrawals at any time during the accumulation phase. A withdrawal charge (a deferred sales charge) may apply. The amount of the charge depends on a number of factors, including the length of time since the purchase payment was made. After the first contract year, you may withdraw up to 10% of the cash value (as of the end of the previous contract year) without a deferred sales charge. You may also have to pay income taxes, a federal tax penalty or premium taxes on any money you take out.

You may choose to receive monthly, quarterly, semi-annual or annual ("systematic") withdrawals of at least $50 if your Contract's cash value is $5,000 or more. All applicable sales charges and premium taxes will be deducted.

8. PERFORMANCE. The value of the Contract will vary depending upon the investment performance of the Funding Options you choose. The following chart shows total returns for each Funding Option for the time periods shown. The rate of return reflects the insurance charges, administrative charge, investment charges and all other expenses of the Funding Option. The rate of return does not reflect any withdrawal charge, which, if applied, would reduce such performance. Past performance is not a guarantee of future results.

LAST TEN CALENDAR YEARS (OR FULL YEARS SINCE INCEPTION):

--------------------------------------------------------------------------------------------------------------------------------
        PORTFOLIO NAME            1997       1996       1995       1994       1993       1992       1991       1990       1989
--------------------------------------------------------------------------------------------------------------------------------
MANAGED SEPARATE ACCOUNTS:
    Account GIS...............   31.38%      21.20%    35.26%     -1.56%      7.34%       0.57%    27.41%      -4.99%     26.13%
    Account MM................    3.96%       3.77%     4.25%      2.46%      1.36%       1.98%     4.42%       6.64%      7.70%
    Account QB................    6.43%       3.22%    14.31%     -2.71%      7.77%       6.32%    12.86%       7.01%      9.43%
    Account TAS...............   29.04%      16.26%    31.89%     -7.45%     12.83%       8.27%    31.31%      -4.72%     11.99%
    Account TGIS..............   29.65%      19.87%    33.37%     -4.90%      4.65%       2.58%    17.78%      -4.09%     30.34%
    Account TSB...............    2.67%       1.91%     2.98%      1.04%      5.28%      -4.33%     2.96%       5.74%      7.68%
UNDERLYING FUNDING OPTIONS:
Capital Appreciation Fund.....   24.43%      26.44%    34.49%     -6.25%     13.30%      15.81%    33.09%      -7.42%     13.77%
Dreyfus Stock Index Fund......   31.17%      20.83%    34.90%     -0.66%      7.63%      --         --         --         --
High Yield Bond Trust.........   14.97%      14.43%    13.90%     -2.78%     12.24%      11.38%    24.31%     -10.17%     -0.14%
Managed Assets Trust..........   19.66%      12.19%    25.35%     -3.76%      7.67%       3.47%    19.95%       0.94%     25.29%
AMERICAN ODYSSEY FUNDS, INC.*
    Core Equity Fund..........   28.56%      19.95%    35.01%     -3.72%        --          --        --          --         --
    Emerging Opportunities
      Fund....................    4.24%      -5.76%    28.81%      6.70%        --          --        --          --         --

------------------------------  --------
        PORTFOLIO NAME            1988

MANAGED SEPARATE ACCOUNTS:
    Account GIS...............   16.10%
    Account MM................    5.96%
    Account QB................    5.42%
    Account TAS...............    4.23%
    Account TGIS..............   10.49%
    Account TSB...............    5.83%
UNDERLYING FUNDING OPTIONS:
Capital Appreciation Fund.....    8.37%
Dreyfus Stock Index Fund......    --
High Yield Bond Trust.........   12.88%
Managed Assets Trust..........    7.56%
AMERICAN ODYSSEY FUNDS, INC.*
    Core Equity Fund..........       --
    Emerging Opportunities
      Fund....................       --

--------------------------------------------------------------------------------------------------------------------------------
        PORTFOLIO NAME            1997       1996       1995       1994       1993       1992       1991       1990       1989
--------------------------------------------------------------------------------------------------------------------------------
AMERICAN ODYSSEY FUNDS, INC. CONTINUED
    Global High-Yield Bond
      Fund**..................    3.36%       1.06%     7.95%     -2.90%        --          --        --          --         --
    Intermediate-Term Bond
      Fund....................    4.72%       1.20%    12.01%     -5.54%        --          --        --          --         --
    International Equity
      Fund....................    2.28%      18.71%    15.89%     -9.54%        --          --        --          --         --
    Long-Term Bond Fund.......    9.16%      -1.36%    19.27%     -8.38%        --          --        --          --         --
AMERICAN ODYSSEY FUNDS, INC.
    Core Equity Fund..........   29.94%      21.44%    36.66%     -2.53%        --          --        --          --         --
    Emerging Opportunities
      Fund....................    5.44%      -4.52%    30.42%      8.02%        --          --        --          --         --
    Global High-Yield Bond
      Fund**..................    4.66%       2.33%     9.30%     -1.67%        --          --        --          --         --
    Intermediate-Term Bond
      Fund....................    6.03%       2.47%    13.41%     -4.34%        --          --        --          --         --
    International Equity
      Fund....................    3.62%      20.19%    17.34%     -8.42%        --          --        --          --         --
    Long-Term Bond Fund.......   10.51%      -0.13%    20.75%     -7.22%        --          --        --          --         --
FIDELITY'S VARIABLE INSURANCE
  PRODUCTS FUND:
    Equity Income Portfolio...   26.38%      12.68%    33.23%      5.45%     16.46%         --        --          --         --
    Growth Portfolio..........   21.80%      13.10%    33.51%     -1.55%     17.54%         --        --          --         --
    High Income Portfolio.....   16.06%      12.44%    18.93%     -3.06%     18.67%         --        --          --         --
FIDELITY'S VARIABLE INSURANCE
  PRODUCTS FUND II:
    Asset Manager Portfolio...   19.01%      13.01%    15.33%     -7.55%     19.19%         --        --          --         --
TEMPLETON VARIABLE PRODUCTS
  SERIES FUND
    Templeton Asset Allocation
      Fund....................   13.94%      17.21%    20.84%     -4.46%     24.21%         --        --          --         --
    Templeton Bond Fund.......    1.09%       7.91%    13.31%     -6.35%      9.74%         --        --          --         --
    Templeton Stock Fund......   10.35%      20.73%    23.51%     -3.71%     31.99%         --        --          --         --
TRAVELERS SERIES FUND, INC.:
    Alliance Growth
      Portfolio...............   27.32%      27.60%       --         --         --          --        --          --         --
    MFS Total Return
      Portfolio...............   19.54%      12.86%       --         --         --          --        --          --         --
    Putnam Diversified Income
      Portfolio...............    6.21%       6.72%       --         --         --          --        --          --         --
    Smith Barney High Income
      Portfolio...............   12.29%      11.58%       --         --         --          --        --          --         --
    Smith Barney International
      Equity Portfolio........    1.20%      16.02%       --         --         --          --        --          --         --
    Smith Barney Large Cap
      Value Portfolio
      (formerly Smith Barney
      Income and Growth
      Portfolio)..............   24.92%      18.14%       --         --         --          --        --          --         --
THE TRAVELERS SERIES TRUST:
    Social Awareness Stock
      Portfolio...............   25.56%      18.31%    31.56%     -4.12%      5.84%         --        --          --         --
    U.S. Government Securities
      Portfolio...............   11.09%       0.01%    22.75%     -7.11%      7.80%         --        --          --         --
    Utilities Portfolio.......   23.59%       5.95%    27.51%        --         --          --        --          --         --

------------------------------  --------
        PORTFOLIO NAME            1988
-------------------------------------------------
AMERICAN ODYSSEY FUNDS, INC. C
    Global High-Yield Bond
      Fund**..................       --
    Intermediate-Term Bond
      Fund....................       --
    International Equity
      Fund....................       --
    Long-Term Bond Fund.......       --
AMERICAN ODYSSEY FUNDS, INC.
    Core Equity Fund..........       --
    Emerging Opportunities
      Fund....................       --
    Global High-Yield Bond
      Fund**..................       --
    Intermediate-Term Bond
      Fund....................       --
    International Equity
      Fund....................       --
    Long-Term Bond Fund.......       --
FIDELITY'S VARIABLE INSURANCE
  PRODUCTS FUND:
    Equity Income Portfolio...       --
    Growth Portfolio..........       --
    High Income Portfolio.....       --
FIDELITY'S VARIABLE INSURANCE
  PRODUCTS FUND II:
    Asset Manager Portfolio...       --
TEMPLETON VARIABLE PRODUCTS
  SERIES FUND
    Templeton Asset Allocation
      Fund....................       --
    Templeton Bond Fund.......       --
    Templeton Stock Fund......       --
TRAVELERS SERIES FUND, INC.:
    Alliance Growth
      Portfolio...............       --
    MFS Total Return
      Portfolio...............       --
    Putnam Diversified Income
      Portfolio...............       --
    Smith Barney High Income
      Portfolio...............       --
    Smith Barney International
      Equity Portfolio........       --
    Smith Barney Large Cap
      Value Portfolio
      (formerly Smith Barney
      Income and Growth
      Portfolio)..............       --
THE TRAVELERS SERIES TRUST:
    Social Awareness Stock
      Portfolio...............       --
    U.S. Government Securities
      Portfolio...............       --
    Utilities Portfolio.......       --

 * Includes CHART fee of 1.25% annually.

** Formerly the American Odyssey Short-Term Bond Fund. The name, investment objectives and investment subadviser of this fund were changed pursuant to a shareholder vote effective May 1, 1998.

Those funding options not illustrated above do not yet have one full year of performance history.

9. DEATH BENEFIT. The death benefit applies upon the first death of the owner, joint owner or annuitant. Assuming you are the Annuitant, if you die before you move to the income phase, the person you have chosen as your beneficiary will receive a death benefit. The death benefit paid depends on your age at the time of your death. If you die before you reach age 75, the death benefit equals the greatest of (1), (2) or (3) below:

     (1) the Cash Value; or

     (2) the total Purchase Payments made under the Contract; or

     (3) the Cash Value on the most recent fifth multiple of the contract year anniversary immediately preceding the date on which the Company receives due proof of death.

If you die on or after age 75 and prior to the maturity date, the death benefit is equal to the Cash Value determined as of the date the Company receives due proof of death.

In all cases described above, any amount paid will be reduced by any applicable premium tax, outstanding loans or surrenders not previously deducted. Certain states may have varying age requirements. Please refer to the Contract Prospectus.

10. OTHER INFORMATION

RIGHT TO RETURN

If you cancel the Contract within ten days after you receive it, you receive a full refund of the Cash Value (including charges). Where state law requires a longer right to return (free look), or the return of the purchase payments, we will comply. You bear the investment risk during the free look period; therefore, the Cash Value returned to you may be greater or less than your purchase payment. If the Contract is purchased as an Individual Retirement Annuity (IRA), and is returned within the first seven days after Contract delivery, your full purchase payment will be refunded. During the remainder of the IRA free look period, the Cash Value (including charges) will be refunded. The Cash Value will be determined as of the close of business on the day we receive a written request for a refund.

You can transfer between the funding options as frequently as you wish without any current tax implications. Currently there is no charge for transfers, nor a limit to the number of transfers allowed. We may, in the future, charge a fee for any transfer request, or limit the number of transfers allowed. At the minimum, we would always allow at least one transfer every six months.

ADDITIONAL FEATURES

This Contract has other features you may be interested in. These include:

DOLLAR COST AVERAGING. This is a program that allows you to invest a fixed amount of money in Funding Options each month, theoretically giving you a lower average cost per unit over time as compared to a single one-time purchase. Dollar cost averaging requires regular investments regardless of fluctuating price levels, and does not guarantee a profit nor prevent loss in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

MARKET TIMING PROGRAM. If allowed, you may elect to enter into a separate market timing services agreement with registered investment advisers who provide market timing services. These agreements permit the registered investment advisers to act on your behalf by transferring all or a portion of the Cash Value from one Market Timed Account to another. The registered investment advisers can transfer funds only from one Market Timed Account to another Market Timed Account. Purchase Payments are allocated to the following Funding Options when you participate in the Market Timing Program: Travelers Timed Growth and Income Stock Account; Travelers Timed Short-Term Bond Account and Travelers Timed Aggressive Stock Account. The Market Timing Program and applicable fees are fully disclosed in a separate Disclosure Statement.

ASSET ALLOCATION ADVICE. If allowed, you may elect to enter into a separate advisory agreement with Copeland Financial Services, Inc. ("Copeland"), an affiliate of the Company, for the purpose of receiving asset allocation advice under Copeland's CHART Program. The CHART Program allocates all Purchase Payments among the American Odyssey Funds. The CHART Program and applicable fees are fully disclosed in a separate Disclosure Statement.

11. INQUIRIES. If you need more information, please contact us at (800) 842-9368 or:
    Travelers Insurance Company
    Annuity Services
    One Tower Square
    Hartford, CT 06183-5030

                               UNIVERSAL ANNUITY
                                   PROSPECTUS
--------------------------------------------------------------------------------

This prospectus describes the individual and group variable annuity Contracts (the "Contracts") to which purchase payments may be made as either a single payment or on a flexible basis. The Contracts are issued by The Travelers Insurance Company. Purchase payments may be allocated to one or more of the following funding options:

                           MANAGED SEPARATE ACCOUNTS

Travelers Growth and Income Stock Account   ("Account GIS")
Travelers Money Market Account
  ("Account MM")
Travelers Quality Bond Account
  ("Account QB")
Travelers Timed Aggressive Stock Account   ("Account TAS")
Travelers Timed Growth and Income Stock
  Account ("Account TGIS")
Travelers Timed Short-Term Bond Account   ("Account TSB")

                    TRAVELERS FUND U FOR VARIABLE ANNUITIES

Capital Appreciation Fund
Dreyfus Stock Index Fund
High Yield Bond Trust
Managed Assets Trust
AMERICAN ODYSSEY FUNDS, INC.
  Core Equity Fund
  Emerging Opportunities Fund
  Global High-Yield Bond Fund
  Intermediate-Term Bond Fund
  International Equity Fund
  Long-Term Bond Fund
DREYFUS VARIABLE INVESTMENT FUND
  Small Cap Portfolio
FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND
  VIP Equity Income Portfolio
  VIP Growth Portfolio
  VIP High Income Portfolio
FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND II
  VIP II Asset Manager Portfolio
TEMPLETON VARIABLE PRODUCTS SERIES FUND
  Templeton Asset Allocation Fund
    (Class 1)
  Templeton Bond Fund (Class 1)
  Templeton Stock Fund (Class 1)
TRAVELERS SERIES FUND, INC.
  Alliance Growth Portfolio
  MFS Total Return Portfolio
  Putnam Diversified Income Portfolio
  Smith Barney High Income Portfolio
  Smith Barney International Equity Portfolio
  Smith Barney Large Cap Value Portfolio
TRAVELERS SERIES TRUST
  Disciplined Mid Cap Stock Portfolio
  Social Awareness Stock Portfolio
  U.S. Government Securities Portfolio
  Utilities Portfolio

This prospectus sets forth the information that you should know before investing. Please read it and retain it for future reference. Additional information is contained in a Statement of Additional Information ("SAI") dated May 1, 1998, which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. A copy may be obtained, without charge, by writing to The Travelers Insurance Company, Annuity Services, One Tower Square, Hartford, Connecticut 06183-5030, by calling 1-800-842-9368, or by accessing the SEC's website (http://www.sec.gov). The Table of Contents of the SAI appears in Appendix B of this prospectus.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES OF FUND U'S UNDERLYING FUNDS. BOTH THIS PROSPECTUS AND EACH OF THE UNDERLYING FUND PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY ANY BANK, NOR ARE THEY FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY; THEY ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTMENT.

                   THE DATE OF THIS PROSPECTUS IS MAY 1, 1998

                               TABLE OF CONTENTS

FEE TABLE.......................................    3
CONDENSED FINANICAL INFORMATION.................    5
THE VARIABLE ANNUITY CONTRACT...................    6
  PURCHASE PAYMENTS.............................    6
    Application of Purchase Payments............    6
    Accumulation Units..........................    7
  THE FUNDING OPTIONS...........................    7
    Fund U:.....................................    7
    Managed Separate Accounts...................    7
  TRANSFERS.....................................    7
    Dollar-Cost Averaging (Automated
      Transfers)................................    7
    Asset Allocation Advice.....................    8
  MARKET TIMING SERVICES........................    8
    Market Timing Risks.........................    9
  WITHDRAWALS AND REDEMPTIONS...................    9
    Systematic Withdrawals......................   10
  DEATH BENEFIT.................................   10
  CHARGES AND DEDUCTIONS........................   10
    Withdrawal Charge...........................   10
    Free Withdrawal Allowance...................   12
    Premium Tax.................................   12
    Administrative Charge.......................   12
    Mortality and Expense Risk Charge...........   12
    Reduction or Elimination of Contract
      Charges...................................   13
    Investment Advisory and Subadvisory Fees....   13
    Market Timing Services Fees.................   14
THE ANNUITY PERIOD..............................   14
    Maturity Date...............................   14
    Allocation of Annuity.......................   14
    Determination of First Annuity Payment......   15
    Determination of Second and Subsequent
      Annuity Payments..........................   15
  PAYOUT OPTIONS................................   15
    Election of Options.........................   15
    Annuity Options.............................   16
    Income Options..............................   17
MISCELLANEOUS CONTRACT PROVISIONS...............   17
    Termination of Individual Contract..........   17
    Termination of Group Contract or Account....   17
    Distribution from One Account to Another
      Account...................................   19
    Required Reports............................   19
    Right to Return.............................   19
    Change of Contract..........................   19
    Assignment..................................   20
    Suspension of Payments......................   20
    Voting Rights...............................   20
      Fund U....................................   20
      Accounts GIS, QB, MM, TGIS, TSB, TAS and
        TB......................................   20
OTHER INFORMATION...............................   21
    Distribution of Variable Annuity
      Contracts.................................   21
    Conformity with State and Federal Laws......   21
    Legal Proceedings and Opinions..............   21
THE INSURANCE COMPANY AND SEPARATE ACCOUNTS.....   22
  THE INSURANCE COMPANY.........................   22
    IMSA........................................   22
    Year 2000 Compliance........................   22
    The Separate Accounts.......................   22
    Substitution of Investments.................   23
    The Funding Options.........................   23
    Managed Separate Accounts: Management and
      Investment Advisory Services..............   26
    Performance Information.....................   26
FEDERAL TAX CONSIDERATIONS......................   27
    General Taxation of Annuities...............   27
    Types of Contracts: Qualified or
      Nonqualified..............................   27
    Investor Control............................   28
    Mandatory Distributions for Qualified
      Plans.....................................   28
    Nonqualified Annuity Contracts..............   28
    Qualified Annuity Contracts.................   29
    Penalty Tax for Premature Distributions.....   29
    Diversification Requirements................   29
THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
  FOR VARIABLE ANNUITIES (ACCOUNT GIS)..........   30
THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE
  ANNUITIES
  (ACCOUNT QB)..................................   31
THE TRAVELERS MONEY MARKET ACCOUNT FOR VARIABLE
  ANNUITIES
  (ACCOUNT MM)..................................   33
THE TRAVELERS TIMED GROWTH AND INCOME STOCK
  ACCOUNT FOR VARIABLE ANNUITIES (ACCOUNT
  TGIS).........................................   35
THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT FOR
  VARIABLE ANNUITIES (ACCOUNT TSB)..............   37
THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT FOR
  VARIABLE ANNUITIES (ACCOUNT TAS)..............   39
THE TRAVELERS TIMED BOND ACCOUNT FOR VARIABLE
  ANNUITIES
  (ACCOUNT TB)..................................   41
APPENDIX A......................................  A-1
APPENDIX B (CONDENSED FINANCIAL INFORMATION)....  B-1
APPENDIX C......................................  C-1

                             INDEX OF SPECIAL TERMS

The following terms are italicized throughout the prospectus. Refer to the page listed for an explanation of each term.

Accumulation Units..............................    7
Annuitant.......................................   14
Annuity Payments................................   14
Annuity Unit....................................    7
Cash Surrender Value............................    9
Cash Value......................................    6
Contract Date...................................    6
Contract Owner (You, Your or Owner).............    6
Contract Year...................................    6
Funding Option(s)...............................    6
Income Payments.................................   17
Individual Account..............................    6
Managed Separate Account........................    7
Maturity Date...................................   14
Owner's Account.................................    6
Participant.....................................    6
Participant's Interest..........................    6
Plan............................................    6
Purchase Payment................................    6
Underlying Funds................................    7
Written Request.................................    6

                                   FEE TABLE
--------------------------------------------------------------------------------
                  ACCOUNTS GIS, QB, MM, TGIS, TSB, TAS AND TB
                        FUND U AND ITS UNDERLYING FUNDS

CONTRACT CHARGES AND EXPENSES

     CONTINGENT DEFERRED SALES CHARGE (as a percentage of
      purchase payments withdrawn)
        If withdrawn within 5 years after the purchase
        payment is made.....................................   5.00%
        If withdrawn 5 or more years after the purchase
        payment is made.....................................      0%
     SEMIANNUAL CONTRACT ADMINISTRATIVE CHARGE..............       $15
ANNUAL SEPARATE ACCOUNT EXPENSES
     MORTALITY AND EXPENSE RISK CHARGE (as a percentage of
       average net assets of
        Managed Separate Accounts and Fund U)...............   1.25%
FUNDING OPTION EXPENSES:
(as a percentage of average daily net assets of the funding
  option as of December 31, 1997, unless otherwise noted.)

                                                                               MARKET          ANNUAL
                 INVESTMENT ALTERNATIVE                   MANAGEMENT FEE   TIMING FEE(1)     EXPENSES(2)
---------------------------------------------------------------------------------------------------------
MANAGED SEPARATE ACCOUNTS
    Account GIS.........................................       0.62%             n/a            0.62%
    Account MM..........................................       0.32%             n/a            0.32%
    Account QB..........................................       0.32%             n/a            0.32%
    Account TAS.........................................       0.35%            1.25%           1.60%
    Account TB*.........................................       0.50%            1.25%           1.75%
    Account TGIS........................................       0.32%            1.25%           1.57%
    Account TSB.........................................       0.32%            1.25%           1.57%

 * Travelers Timed Bond Account. Not currently available to new Contract Owners in most states.

                                                          MANAGEMENT FEE   OTHER EXPENSES       TOTAL
                                                          (AFTER EXPENSE   (AFTER EXPENSE    UNDERLYING
                                                          REIMBURSEMENT)   REIMBURSEMENT)   FUND EXPENSES
---------------------------------------------------------------------------------------------------------
UNDERLYING FUNDING OPTIONS
Capital Appreciation Fund...............................       0.75%            0.09%           0.84%
Dreyfus Stock Index Fund................................       0.25%            0.03%           0.28%
High Yield Bond Trust...................................       0.50%            0.34%           0.84%
Managed Assets Trust....................................       0.50%            0.13%           0.63%
AMERICAN ODYSSEY FUNDS, INC.
    Core Equity Fund....................................       0.57%            0.08%(3)        0.65%
    Emerging Opportunities Fund.........................       0.60%            0.26%(3)        0.86%
    Global High-Yield Bond Fund.........................       0.43%            0.25%(4)        0.68%
    Intermediate-Term Bond Fund.........................       0.50%            0.13%(3)        0.63%
    International Equity Fund...........................       0.65%            0.12%(3)        0.77%
    Long-Term Bond Fund.................................       0.50%            0.12%(3)        0.62%
AMERICAN ODYSSEY FUNDS, INC.**
    Core Equity Fund....................................       0.57%            1.33%(3)        1.90%
    Emerging Opportunities Fund.........................       0.60%            1.51%(3)        2.11%
    Global High-Yield Bond Fund.........................       0.43%            1.50%(4)        1.93%
    Intermediate-Term Bond Fund.........................       0.50%            1.38%(3)        1.88%
    International Equity Fund...........................       0.65%            1.37%(3)        2.02%
    Long-Term Bond Fund.................................       0.50%            1.37%(3)        1.87%
DREYFUS VARIABLE INVESTMENT FUND
    Small Cap Portfolio.................................       0.75%            0.03%           0.78%
FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND
    Equity Income Portfolio.............................       0.50%            0.08%(5)        0.58%
    Growth Portfolio....................................       0.60%            0.09%(5)        0.69%
    High Income Portfolio...............................       0.59%            0.12%(5)        0.71%

                                                          MANAGEMENT FEE   OTHER EXPENSES       TOTAL
                                                          (AFTER EXPENSE   (AFTER EXPENSE    UNDERLYING
                                                          REIMBURSEMENT)   REIMBURSEMENT)   FUND EXPENSES
---------------------------------------------------------------------------------------------------------
FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND II
    Asset Manager Portfolio.............................       0.55%            0.10%(5)        0.65%
TEMPLETON VARIABLE PRODUCTS SERIES FUND
    Templeton Asset Allocation Fund.....................       0.60%            0.18%(6)        0.78%
    Templeton Bond Fund.................................       0.50%            0.18%           0.68%
    Templeton Stock Fund................................       0.69%            0.19%(6)        0.88%
TRAVELERS SERIES FUND, INC.
    Alliance Growth Portfolio...........................       0.80%            0.02%(8)        0.82%
    G.T. Global Strategic Income Portfolio*.............       0.80%            0.27%(9)        1.07%
    MFS Total Return Portfolio..........................       0.80%            0.06%(8)        0.86%
    Putnam Diversified Income Portfolio.................       0.75%            0.13%(8)        0.88%
    Smith Barney High Income Portfolio..................       0.60%            0.10%(8)        0.70%
    Smith Barney International Equity Portfolio.........       0.90%            0.11%(8)        1.01%
    Smith Barney Large Cap Value Portfolio
      (formerly Smith Barney Income and Growth
      Portfolio)........................................       0.65%            0.04%(8)        0.69%
THE TRAVELERS SERIES TRUST
    Disciplined Mid Cap Stock Portfolio.................       0.70%            0.25%(7)        0.95%
    Social Awareness Stock Portfolio....................       0.65%            0.33%           0.98%
    U.S. Government Securities Portfolio................       0.32%            0.26%           0.58%
    Utilities Portfolio.................................       0.65%            0.41%           1.06%

NOTES:

The purpose of this Fee Table is to help individuals understand the various costs and expenses that a contract owner or a participant will bear, directly or indirectly, under the Contract. The information, except as noted, reflects expenses of the managed separate accounts as well as Fund U and its underlying funds for the fiscal year ending December 31, 1997. For additional information, including possible waivers or reductions of these expenses, see "Charges and Deductions." Expenses shown do not include premium taxes, which may be applicable. "Other Expenses" include operating costs of the Separate Account or fund. These expenses are reflected in each funding option's net asset value and are not deducted from the account value under the Contract.

 * Not currently available to new Contract Owners in most states.

** Includes 1.25% CHART asset allocation fee.

(1) Contract Owners may discontinue market timing services at any time and thereby avoid any subsequent fees for those services by transferring to a non-timed account.

(2) This figure does not include the mortality and expense risk charge which is deducted from the daily unit value of each of the managed separate accounts.

(3) These fees reflect an expense reimbursement arrangement with the Funds' investment adviser. Without reimbursement, Total Underlying Fund Expenses would have been 0.79% for the INTERNATIONAL EQUITY FUND and 0.67% for the CORE EQUITY FUND. The figures After Expense Reimbursement may be greater than the figures Before Expense Reimbursement because of repayments by the Fund to the Manager once the Fund is operating below the expense limitation.

(4) The Management Fees and Other Expenses for the GLOBAL HIGH-YIELD BOND FUND are estimates and are not based on actual 1997 Fund expenses. Prior to May 1, 1998, the Global High-Yield Bond Fund was named the "Short-Term Bond Fund" and had a substantially different investment objective and investment program. Information about the Short-Term Bond Fund is unlikely to be helpful to investors in the Global High-Yield Bond Fund.

(5) A portion of the brokerage commissions that certain funds pay was used to reduce funds' expenses. In addition, certain funds have entered into arrangements with their custodian whereby credits realized, as a result of uninvested cash balances were used to reduce custodian expenses. Without these reductions, the Total underlying Fund Expenses presented in this table would have been 0.64% for ASSET MANAGER PORTFOLIO, 0.57% for EQUITY INCOME PORTFOLIO, 0.67% for GROWTH PORTFOLIO, and 0.71% for HIGH INCOME PORTFOLIO.

(6) Management Fees and Total Fund Operating Expenses have been restated to reflect the management fee schedule approved by shareholders and effective May 1, 1997. Actual Management Fees and Total Expenses during 1997 were lower.

(7) Other expenses reflect the current expense reimbursement management with Travelers where Travelers has agreed to reimburse the Portfolios for the amount by which their aggregate expenses (including management fees, but excluding brokerage commissions, interest charges and taxes) exceeds 0.95%. Without such arrangements, the Total Funding Option Expenses for the Disciplined Mid Cap Stock Portfolio would have been 1.82%.

(8) Other expenses are as of October 31, 1997 (the Fund's fiscal year end). There were no fees waived or expenses reimbursed for these funds in 1997.

(9) Other expenses are as of October 31, 1997 and take into account the current expense limitations agreed to by the Portfolio's investment manager (the "Manager"). The Manager waived all of its fees for the period and reimbursed the Portfolios for their expenses. Without such arrangements, the Total Expenses for the G.T. GLOBAL STRATEGIC INCOME PORTFOLIO would have been 1.38%.

EXAMPLE*

Assuming a 5% annual return on assets, a $1,000 investment would be subject to the following expenses:
--------------------------------------------------------------------------------

                                            IF CONTRACT IS SURRENDERED AT THE       IF CONTRACT IS NOT SURRENDERED OR
                                                   END OF PERIOD SHOWN             ANNUITIZED AT END OF PERIOD SHOWN:
                                          -------------------------------------   -------------------------------------
         INVESTMENT ALTERNATIVE           1 YEAR   3 YEARS   5 YEARS   10 YEARS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------------------------------------------------------------
MANAGED SEPARATE ACCOUNTS
   Account GIS..........................   $70      $113      $159       $234      $20       $63      $109       $234
   Account MM...........................    67       104       143        203       17        54        93        203
   Account QB...........................    67       104       143        203       17        54        93        203
   Account TAS..........................    80       143       208        331       30        93       158        331
   Account TB**.........................    82       147       215        345       32        97       165        345
   Account TGIS.........................    80       142       206        329       30        92       156        329
   Account TSB..........................    80       142       206        329       30        92       156        329
UNDERLYING FUNDING OPTIONS
Capital Appreciation Fund...............    73       120       170        257       23        70       120        257
Dreyfus Stock Index Fund................    67       103       141        198       17        53        91        198
High Yield Bond Trust...................    73       120       170        257       23        70       120        257
Managed Assets Trust....................    71       114       159        235       21        64       109        235
AMERICAN ODYSSEY FUNDS, INC.(1)
   Core Equity Fund.....................    71       114       160        238       21        64       110        238
   Emerging Opportunities Fund..........    73       121       171        259       23        71       121        259
   Global High-Yield Bond Fund..........    71       115       162        241       21        65       112        241
   Intermediate-Term Bond Fund..........    71       114       159        235       21        64       109        235
   International Equity Fund............    72       118       166        250       22        68       116        250
   Long-Term Bond Fund..................    70       113       159        234       20        63       109        234
AMERICAN ODYSSEY FUNDS, INC.(2)
   Core Equity Fund.....................    83       151       222        359       33       101       172        359
   Emerging Opportunities Fund..........    85       158       232        378       35       108       182        378
   Global High-Yield Bond Fund..........    84       152       223        362       34       102       173        362
   Intermediate-Term Bond Fund..........    83       151       221        357       33       101       171        357
   International Equity Fund............    84       155       228        370       34       105       178        370
   Long-Term Bond Fund..................    83       151       221        356       33       101       171        356
DREYFUS VARIABLE INVESTMENT FUND
   Small Cap Portfolio..................    72       118       167        251       22        68       117        251
FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND
   Equity Income Portfolio..............    70       112       157        230       20        62       107        230
   Growth Portfolio.....................    71       115       162        242       21        65       112        242
   High Income Portfolio................    71       116       163        244       21        66       113        244
FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND II
   Asset Manager Portfolio..............    71       114       160        238       21        64       110        238
TEMPLETON VARIABLE PRODUCTS SERIES FUND
   Templeton Asset Allocation Fund......    72       118       167        251       22        68       117        251
   Templeton Bond Fund..................    71       115       162        241       21        65       112        241
   Templeton Stock Fund.................    73       121       172        261       23        71       122        261
TRAVELERS SERIES FUND, INC.
   Alliance Growth Portfolio............    72       119       169        255       22        69       119        255
G.T. Global Strategic Income Portfolio**    75       127       181        280       25        77       131        280
   MFS Total Return Portfolio...........    73       121       171        259       23        71       121        259
   Putnam Diversified Income
     Portfolio..........................    73       121       172        261       23        71       122        261
   Smith Barney High Income Portfolio...    71       116       163        243       21        66       113        243
   Smith Barney International Equity
     Portfolio..........................    74       125       178        274       24        75       128        274
   Smith Barney Large Cap Value
     Portfolio
     (formerly Smith Barney Income and
     Growth Portfolio)..................    71       115       162        242       21        65       112        242
THE TRAVELERS SERIES TRUST
   Disciplined Mid Cap Stock
     Portfolio..........................    74       123       175        268       24        73       125        268
   Social Awareness Stock Portfolio.....    74       124       177        271       24        74       127        271
   U.S. Government Securities
     Portfolio..........................    70       112       157        231       20        62       107        231
   Utilities Portfolio..................    75       127       181        279       25        77       131        279

 * THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THE EXAMPLE REFLECTS THE $15 SEMIANNUAL CONTRACT FEE AS AN ANNUAL CHARGE OF .146% OF ASSETS.

** Not currently available to new Contract Owners in most states.

 (1) Reflects expenses that would be incurred for those Contract Owners who DO NOT participate in the CHART Asset Allocation Program.

 (2) Reflects expenses that would be incurred for those Contract Owners who DO participate in the CHART Asset Allocation Program.

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

See Appendix B, page B-1.

                         THE VARIABLE ANNUITY CONTRACT
--------------------------------------------------------------------------------

Travelers Universal Annuity is a variable annuity designed to help contract owners and participants accumulate money for retirement. Certificates are issued to individual participants under a group contract. Under the Contract, you (the contract owner or participant, as applicable) make purchase payments to us and we credit them to your account. The Company promises to pay the owner or the participant, as provided in an employer's plan, an income, in the form of annuity or income payments, beginning on the maturity date (a future date chosen on which annuity payments begin). The purchase payments accumulate tax deferred in the funding options of your choice, or as provided in the plan under which the Contract is issued. You assume the risk of gain or loss according to the performance of the funding options. The cash value is the amount of purchase payments, plus or minus any investment experience. The cash value also reflects all withdrawals made and charges deducted. There is generally no guarantee that at the maturity date the cash value will equal or exceed the total purchase payments made under the Contract, except as specified or elected under the death benefit provisions described in this prospectus. The date the Contract and its benefits became effective is referred to as the contract date. Each 12-month period following this contract date is called a contract year. The record of accumulation units credited to an owner is called the owner's account. The record of accumulation units credited to a participant is called the individual account.

Certain changes and elections must be made in writing to the Company. Where the term "written request" is used, it means that written information must be sent to the Company's Home Office in a form and content satisfactory to us. The following brief description of the key features of the Contract is subject to the specific terms of the Contract itself.

PURCHASE PAYMENTS

Purchase payments under tax-qualified retirement plans (except IRAs), that is, tax-sheltered annuities (i.e., 403(b)), corporate pension and profit-sharing, governmental and deferred compensation plans for governmental and tax-exempt organization employees, may be made under the Contract in amounts of $20 or more per participant, subject to the terms of the plan under which the contract is issued. The initial minimum purchase payment for IRAs is $1,000; for nonqualified Contracts, the initial minimum purchase payment is $1,000 and $100 thereafter. The initial purchase payment is due and payable before the Contract becomes effective.

Under a group Contract, if the participant dies before a payout begins, the Company will pay to the owner or beneficiary, as provided in the plan, the participant's interest. The participant's interest will be considered the cash value of that participant's individual account unless the Company is otherwise instructed by the owner. Under an individual Contract, if the owner dies before a payout begins, the amount due will be paid to the beneficiary.

APPLICATION OF PURCHASE PAYMENTS

Each purchase payment will be applied to the Contract to provide accumulation units of the funding options, as selected by the contract owner. A funding option is a fixed interest account, a managed separate account or available underlying fund to which assets under a variable annuity contract may be allocated. Such accumulation units will be credited to an owner's account or individual account, as directed or as provided in the plan. If the Contract application is in good order, the Company will apply the initial purchase payment within two business days of receipt of the purchase payment at the Company's Home Office. If the application is not in good order, the Company will attempt to secure the missing information within five business days. If the application is not complete at the end of this period, the Company will inform the applicant of the reason for the delay. The purchase payment will be returned immediately unless the applicant specifically consents to the Company keeping the purchase payment until the application is complete. Once it is complete, the purchase payment will be applied within two business days. Our business day ends when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time.

ACCUMULATION UNITS

An accumulation unit is used to calculate the value of a Contract. An accumulation unit works like a share of a mutual fund. Each funding option has a corresponding accumulation unit value. The accumulation units are valued each business day and may increase or decrease from day to day. The number of accumulation units we will credit to the Contract once we receive a purchase payment is determined by dividing the amount directed to each funding option by the value of the accumulation unit. We calculate the value of an accumulation unit for each funding option each day after the New York Stock Exchange closes. After the value is calculated, your account is credited. During the annuity period (i.e., after the maturity date), you are credited with annuity units.

THE FUNDING OPTIONS

FUND U

Fund U invests in a number of underlying funds as described in the chart on page
23. Each underlying fund has risks associated with it. Please read the accompanying prospectus for each carefully. Underlying funds may be added or withdrawn as permitted by applicable law. Additionally, some of the underlying funds may not be available in every state due to various insurance regulations or in every plan, due to plan restrictions.

MANAGED SEPARATE ACCOUNTS

For each managed separate account, neither the investment objective nor the fundamental investment restrictions, as described in the SAI, can be changed without a vote of the majority of the outstanding voting securities of the Accounts, as defined by the 1940 Act. See "The Insurance Company and The Separate Account" for more information regarding the investment objectives and policies and risk factors of these options.

Certain investment options are available through a market timing program, for which there is a fee. Certain risks may apply to those who allocate funds to these options outside of the market timing program. See "Market Timing Services Fees" for more information.

TRANSFERS

Up to 30 days before annuity or income payments begin, the owner or participant, if permitted, may transfer all or part of the contract value among available variable funding options without fee, penalty or charge. There are currently no restrictions on frequency of such transfers, but the Company reserves the right to limit transfers to one in any six-month period. Such restrictions do not apply to transfers by third party market timing services among timed funding options. During the annuity period, transfers are allowed, only with our consent. Please refer to Appendix A for information regarding transfers between the Fixed Account and the variable funding options.

Since the available funding options have different investment advisory fees, a transfer from one funding option to another could result in higher or lower investment advisory fees. (See "Investment Advisory Fees.")

We reserve the right to modify transfer privileges at any time and to assess a processing fee for this service upon 30 days' notice to the contract owner (where permitted by law).

DOLLAR COST AVERAGING (AUTOMATED TRANSFERS)

By written request, the owner or participant, if permitted, may elect automated transfers of contract values on a monthly or quarterly basis from specific funding options to other funding options. Certain minimums may apply to enroll in the program. He or she may stop or change participation in the Dollar Cost Averaging program at any time, provided the Company receives at least 30 days' written notice.

Automated transfers are subject to all Contract provisions, including those relating to the transfer of money between funding options. Certain minimums may apply to amounts transferred.

ASSET ALLOCATION ADVICE

Some contract owners or participants, if permitted, may elect to enter into a separate advisory agreement with Copeland Financial Services, Inc. ("Copeland"), an affiliate of the Company. Copeland provides asset allocation advice under its CHART Program(R), which is fully described in a separate Disclosure Statement. Under the CHART Program, purchase payments and cash values are allocated among the six American Odyssey Funds. Copeland's charge for this advisory service is equal to a maximum of 1.50% of the assets subject to the CHART Program. This fee is currently reduced by 0.25%, the amount of the fee paid to the investment manager of American Odyssey Funds, and it is further reduced for assets over $25,000. Another reduction is made for participants in plans subject to ERISA with respect to amounts allocated to the American Odyssey Intermediate-Term Bond Fund because that Fund has as its subadviser an affiliate of Copeland. A $30 initial fee is also charged. The CHART Program fee will be paid by quarterly withdrawals from the cash values allocated to the American Odyssey Funds. The Company will not treat these withdrawals as taxable distributions. The CHART Program may not be available in all marketing programs through which the Universal Annuity Contract is sold.

MARKET TIMING SERVICES

Accounts TGIS, TSB, TAS and TB ("Market Timed Accounts") are funding options available to individuals who have entered into market timing services agreements ("market timing agreements") with registered investment advisers who provide market timing services ("registered investment advisers"). Such agreements permit the registered investment advisers to act on behalf of the contract owner or participant by transferring all or a portion of the contract owner's units from one Market Timed Account to another. The registered investment advisers can transfer funds only from one Market Timed Account to another Market Timed Account.

A contract owner or participant, if permitted, may transfer account values from any of the Market Timed Accounts to any of the other funding options available under the Contract. However, if an individual in a Market Timed Account transfers all current account values and directs all future allocations to a non-timed investment alternative, the market timing agreements with the registered investment advisers automatically terminate. If this occurs, the registered investment advisers no longer have the right to transfer funds on behalf of that individual. Partial withdrawals from the Market Timed Accounts do not affect the market timing agreements.

Copeland, a registered investment adviser and an affiliate of the Company, provides market timing services for a fee equivalent to 1.25% of the current value of the assets subject to timing. Copeland also charges a $30 market timing application fee. If a person who has terminated his or her market timing agreement wishes to reenter a market timing agreement, the market timing fees will be reassessed, and a new $30 application fee will be charged by Copeland.

The market timing fee is deducted from the assets of the Market Timed Accounts pursuant to a payment method for which the Company, Accounts TGIS, TSB, TAS and TB, Tower Square Securities, Inc., the principal underwriter of the Contracts, and Copeland obtained an exemptive order from the SEC on February 7, 1990 ("asset charge payment method"). Pursuant to the asset charge payment method, the market timing agreements are between the contract owner or participant, as applicable and Copeland; however, the Company is a signatory to the agreements and is solely responsible for payment of the fee to Copeland. On each Valuation Date, the Company deducts the amount necessary to pay the fee from each of the Market Timed Accounts and, in turn, pays that amount to Copeland. This is the sole payment method available to those who enter into market timing agreements. Individuals in the Market Timed Accounts may use the services of unaffiliated market timing investment advisers if such advisers are acceptable to the

Company, and if such advisers agree to an arrangement substantially identical to the asset charge payment method.

Distribution and Management Agreements between each of the Market Timed Accounts and the Company authorize the Company to deduct the market timing fees in accordance with the asset charge payment method. Contract owners are asked to approve annually the terms of the Distribution and Management Agreement in order to continue the asset charge payment method. Because the market timing services are provided pursuant to individual agreements between contract owners or participants and the registered investment advisers, the Boards of Managers of the Market Timed Accounts do not exercise any supervisory or oversight role with respect to these services or the fees charged therefor.

Under the asset charge payment method, the daily deductions for market timing fees are not treated by the Company as taxable distributions. (See "Federal Tax Considerations".)

MARKET TIMING RISKS

Those who allocate amounts to the Market Timed Accounts without a market timing agreement do so at their own risk and may bear a disproportionate amount of the expenses associated with Separate Account portfolio turnover. In addition, since the market timing fee is deducted by the Company as an asset charge from the Market Timed Accounts, those who allocate amounts to these Accounts without a market timing agreement will nevertheless have the fees deducted on a daily basis. Although the Company intends to identify such non-timed contract owners or participants and to restore to the non-timed contract owner's account, no less frequently than monthly, an amount equal to the deductions for the market timing fees, this restored amount will not reflect any investment experience that would have been attributable to such deductions.

Those who elect to participate in a market timing agreement may be subject to the following additional risks: (1) higher transaction costs; (2) higher portfolio turnover rate; (3) investment return goals not being achieved by the registered investment advisers which provide market timing services; and (4) higher account expenses for depleting and, then, starting up the account. Actions by the registered investment advisers which provide market timing services may also increase risks generally found in any investment, i.e., the failure to achieve an investment objective, and possible lower yield. In addition, if there is more than one market timing strategy utilizing a Market Timed Account, those who invest in the Market Timed Account when others are transferred into or out of that Account by the registered investment advisers may bear part of the direct costs incurred by those individuals who were transferred. For example, if 90% of a Market Timed Account is under one market timing strategy, and those funds are transferred either into or out of that Account, those constituting the other 10% of the Market Timed Account may bear a disproportionate amount of the expense for the transfer.

WITHDRAWALS AND REDEMPTIONS

Under a group Contract, before a participant's maturity date, the Company will pay all or any portion of that participant's cash surrender value to the owner or participant, as provided in the plan. Under an Individual Contract, the contract owner may redeem all or any portion of the cash surrender value (that is, the cash value minus any withdrawal change) any time before the maturity date. The owner or participant must submit a written request for withdrawal. Withdrawals will be made pro rata from all the funding options unless he or she specifies the funding option(s) from which surrender is to be made. The cash surrender value will be determined as of the business day next following receipt of the owner's surrender request at the Company's Home Office. A Group contract owners' Account may be surrendered for cash as provided in the plan without the consent of any participant.

The Company may defer payment of any cash surrender value for a period of not more than seven days after the request is received in good order. The cash surrender value of an owner's account or individual account on any date will be equal to the cash value of the applicable Contract or account less any applicable withdrawal charge, outstanding cash loans, and any premium tax not previously deducted. The cash surrender value may be more or less than the purchase payments made depending on the value of the Contract or account at the time of surrender.

For those participating in the Texas Optional Retirement Program, a withdrawal is available only upon termination of employment, retirement or death as provided in the Texas Optional Retirement Program.

Participants in Section 403(b) tax deferred annuity plans may not make withdrawals from certain salary reduction amounts prior to reaching age 59 1/2, unless due to separation from service, death, disability or hardship. (See "Federal Tax Considerations.")

SYSTEMATIC WITHDRAWALS

Each contract year, contract owners or participants, as applicable, may elect to take monthly, quarterly, semiannual or annual systematic withdrawals of a specified dollar amount. Any applicable premium taxes will be deducted. To elect this option, an election form provided by the Company must be completed. Systematic withdrawals may be stopped at any time, provided the Company receives at least 30 days' written notice.

We reserve the right to discontinue offering systematic withdrawals or to assess a processing fee for this service upon 30 days' written notice to contract owners (where permitted by law).

Each systematic withdrawal is subject to federal income tax on the taxable portion. In addition, a 10% federal penalty tax may be assessed on systematic withdrawals if the contract owner is under age 59 1/2. You should consult with your tax adviser regarding the tax consequences of systematic withdrawal.

DEATH BENEFIT

The following death benefit applies to all Contracts which include a death benefit.

If the participant or, for an individual Contract, the annuitant dies on or after age 75 and before annuity or income payments begin, the Company will pay to the beneficiary the participant's interest or cash value, for individual Contracts, as of the date it receives at its Home Office proof of death, less any premium tax incurred. If the participant or annuitant dies before age 75 and before annuity or income payments begin, after receipt of due proof of death, the Company will pay the greatest of (1), (2) or (3) below:

     1. the participant's interest or, for an individual Contract, the cash value, less any premium tax incurred or outstanding cash loans; or

     2. the total purchase payments allocated for that participant or contract owner, less any prior withdrawal or cash loans; or

     3. the participant's interest or, for an individual Contract, the cash value, on the fifth Certificate or contract year anniversary immediately preceding the date the Company receives due proof of death, less any applicable premium tax, outstanding cash loans or withdrawals made since such fifth year anniversary.

CHARGES AND DEDUCTIONS

WITHDRAWAL CHARGE

No sales charges are deducted at the time a purchase payment is applied under the Contract. A withdrawal charge (deferred sales charge) of 5% will be assessed if an amount is withdrawn within five years of its payment date. This deferred sales charge is deducted only from purchase payments withdrawn (not on growth). (For this calculation, the five years is measured from the first day of the calendar month of the payment date.)

In the case of a partial withdrawal, payments made first will be considered to be withdrawn first ("first in, first out"). In no event may the withdrawal charge exceed 5% of premiums paid in the five years immediately preceding the withdrawal date, nor may the charge exceed 5% of the amount withdrawn. Unless the Company receives instructions to the contrary, the withdrawal charge will be deducted from the amount requested.

For purposes of the withdrawal charge calculation, withdrawals will be deemed to be taken in the following order:

     (a) from any purchase payments to which no withdrawal charge is applicable;

     (b) from any remaining free withdrawal allowance (as described below) after reduction by the amount of (a);

     (c) from any purchase payments to which withdrawal charges are applicable (on a first-in, first-out basis); and, finally

     (d) from any Contract earnings.

NOTE: Any free withdrawals taken will not reduce purchase payments still subject to a withdrawal charge.

We will not deduct a withdrawal charge (1) from payments we make due to the death of the contract owner or the death of the annuitant with no contingent annuitant surviving; or (2) upon election of an annuity payout (based upon life expectancy); or (3) due to a minimum distribution under our minimum distribution rules then in effect.

The withdrawal charge will be waived if:

- an annuity payout is begun;

- an income option of at least three years' duration (without right of withdrawal) is begun after the first contract year;

- the participant under a group Contract or annuitant under an individual Contract dies;

- the participant under a group Contract or annuitant under an individual Contract becomes disabled (as defined by the Internal Revenue Service) subsequent to purchase of the Contract;

- the participant under a group Contract, or annuitant under an individual Contract, under a tax-deferred annuity plan (403(b) plan) retires after age 55, provided the Contract has been in effect five years or more and provided the payment is made to the contract owner or participant, as provided in the plan;

- the participant under a group Contract, or annuitant under an individual Contract, under an IRA plan reaches age 70 1/2, provided the certificate, has been in effect five years or more;

- the participant under a group Contract, or annuitant under an individual Contract, under a qualified pension or profit-sharing plan (including a 401(k) plan) retires at or after age 59 1/2, provided the certificate or Contract, as applicable has been in effect five years or more; or if refunds are made to satisfy the anti-discrimination test. (For those under Certificates issued before May 1, 1992, the withdrawal charge will also be waived if the participant or annuitant retires at normal retirement age (as defined by the Plan), provided the Certificate or Contract, as applicable has been in effect one year or more);

- the participant under a Section 457 deferred compensation plan retires and the Certificate has been in effect five years or more, or if a financial hardship or disability withdrawal has been allowed by the Plan administrator under applicable Internal Revenue Service ("IRS") rules;

- for group Contracts, the participant under a Section 457 deferred compensation plan established by the Deferred Compensation Board of the state of New York or a "public employer" in that state (as defined in Section 5 of the New York State Finance Laws) terminates employment. The withdrawal charge will also be waived for such a plan at the termination date specified in the Contract; or

- for group Contracts, the participant under a pension or profit-sharing plan, including a 401(k) plan, Section 457 deferred compensation plan, or a tax deferred annuity plan (403(b) plan) that is subject to the Employee Retirement Income Security Act of 1974 ("ERISA") retires at normal retirement age (as defined by the plan) or terminates employment, provided that the contract owner purchases this Contract in conjunction with a group unallocated flexible annuity contract issued by the Company.

FREE WITHDRAWAL ALLOWANCE

There is a 10% free withdrawal allowance available for partial withdrawals taken during any Certificate year or Contract year, as applicable after the first. Such withdrawals will be free of charge until the annual free withdrawal amount is exceeded. Participants under IRA plans with Certificates or Contracts, as applicable, issued prior to May 1, 1994, are entitled to a 20% free withdrawal allowance annually after the first Certificate or Contract year. Free withdrawals from IRA plans are only available after the participant has attained age 59 1/2. The free withdrawal amount that is available will be calculated as of the Contract anniversary date immediately preceding the surrender date. The free withdrawal allowance does not apply to full surrenders. For 403(b) plan participants, partial and full withdrawals (surrenders) may be subject to restrictions. (See "Federal Tax Considerations.")

Any withdrawal deemed to be taken from purchase payments to which no withdrawal charge applies will reduce any free withdrawal allowance available in that contract year. Any withdrawal deemed to be taken from the free withdrawal allowance will not reduce the amount of purchase payments to which withdrawal charges are applicable.

PREMIUM TAX

Certain state and local governments impose premium taxes. These taxes currently range from 0% to 5% depending upon jurisdiction. The Company, in its sole discretion and in compliance with any applicable state law, will determine the method used to recover premium tax expenses incurred. The Company will deduct any applicable premium taxes from the contract value either upon death, surrender, annuitization, or at the time purchase payments are made to the Contract, but no earlier than when the Company has a tax liability under state law.

ADMINISTRATIVE CHARGE

On all Contracts there will be a semiannual administrative charge of $15 for each participant or owner for which an account is maintained. The administrative charge will be deducted from the account in June and December of each year. This charge will be prorated from the date of purchase to the next date of assessment of charge. A prorated charge will also be assessed upon withdrawal or termination of the Contract. This charge will not be assessed after an annuity payout has begun. The administrative charge will be deducted from the contract value by canceling accumulation units in each funding option on a pro rata basis. The administrative charge will offset the actual expenses of the Company in administering the Contract. The charge is set at a level which does not exceed the average expected cost of the administrative services to be provided while the Contract is in force.

MORTALITY AND EXPENSE RISK CHARGE

There is an insurance charge against the assets of each separate account to cover the mortality and expense risks associated with guarantees which the Company provides under these variable annuity Contracts. This charge, on an annual basis, is 1.25% of the Separate Account value and is deducted on each business day at the rate of 0.003425% for each day in the period.

The mortality risk charge compensates the Company for guaranteeing to provide annuity payments according to the terms of the Contract regardless of how long the annuitant lives and for guaranteeing to provide the death benefit if the annuitant dies prior to the maturity date. The expense risk charge compensates the Company for the risk that the charges under the Contract, which cannot be increased during the duration of the Contract, will be insufficient to cover actual costs.

REDUCTION OR ELIMINATION OF CONTRACT CHARGES

The amount of the withdrawal charge, mortality and expense risk charge, and the administrative charge assessed under the Contract may be reduced or eliminated when sales or administration of the Contract result in savings or reduction of administrative or sales expenses and/or mortality and expense risks. Any such reduction will be based on the following: (1) the size and type of group to which sales are to be made (the sales expenses for a larger group are generally less than for a smaller group because of the ability to implement large numbers of contracts with fewer sales contacts); (2) the total amount of purchase payments to be received (per Contract sales expenses are likely to be less on larger purchase payments than on smaller ones); and (3) any prior or existing relationship with the Company (per contract sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing the Contract with fewer sales contacts). For certain trusts, the Company may change the order in which purchase payments and earnings are withdrawn in order to determine the withdrawal charge.

There may be other circumstances, of which the Company is not presently aware, which could result in fewer sales or administrative expenses. In no event will reduction or elimination of the withdrawal charge, mortality and expense risk charge or the administrative charge be permitted where such reduction or elimination will be unfairly discriminatory to any person.

INVESTMENT ADVISORY AND SUBADVISORY FEES

The Travelers Investment Management Company ("TIMCO") furnishes investment management and advisory services to Accounts, TGIS, TSB and TAS according to the terms of written agreements between TIMCO and each managed separate account. The fees are as follows:

               ACCOUNT                        ANNUAL MANAGEMENT FEE
               -------                        ---------------------
Account TAS..........................  0.35% of average daily net assets
Account TGIS.........................  0.3233% of average daily net assets
Account TSB..........................  0.3233% of average daily net assets

Travelers Asset Management International Corporation ("TAMIC") furnishes investment management and advisory services to Accounts, GIS, QB, MM and TB according to the terms of written agreements between TAMIC and each Account. The fees are as follows:

               ACCOUNT                        ANNUAL MANAGEMENT FEE
               -------                        ---------------------
                                       0.65% of the first $500,000,000,
Account GIS..........................  plus
                                       0.55% of the next $500,000,000,
                                         plus
                                       0.50% of the next $500,000,000,
                                         plus
                                       0.45% of the next $500,000,000,
                                         plus
                                       0.40% of amounts over
                                         $2,000,000,000
                                         (of Account GIS's aggregate net
                                         asset value)
                                       0.50% of the first $50,000,000,
Account TB...........................  plus
                                       0.40% of the next $100,000,000,
                                         plus
                                       0.30% of the next $100,000,000,
                                         plus
                                       0.25% of amounts over $250,000,000
                                         (of Account TB's aggregate net
                                         asset value)
Account QB...........................  0.3233% of average daily net assets
Account MM...........................  0.3233% of average daily net assets

TAMIC also supervises the subadvisor of Account GIS, TIMCO. According to the terms of this written subadvisory agreement, TAMIC will pay TIMCO a fee equivalent on an annual basis to the following:

                                                       AGGREGATE
  ANNUAL                                               NET ASSET
SUBADVISORY                                            VALUE OF
    FEE                                               THE ACCOUNT
-----------                                           -----------
  0.45%                of the first               $  700,000,000 plus
  0.275%               of the next                $  300,000,000 plus
  0.25%                of the next                $  500,000,000 plus
  0.225%               of the next                $  500,000,000 plus
  0.20%                of amounts over            $     2,000,000,000

For information on the investment advisory fees of Fund U's underlying funds refer to the Fee Table and to the prospectuses for those funds.

MARKET TIMING SERVICES FEES

In connection with the market timing services provided to participants in Accounts TGIS, TSB, TAS and TB, Copeland receives a fee equivalent on an annual basis to 1.25% of the current value of the assets subject to timing. The Company deducts this fee daily from the assets of the Market Timed Accounts. Copeland also charges a $30 market timing application fee. Participants may discontinue market timing services at any time and thereby avoid any subsequent fees for those services by transferring to a non-timed account. (See "Market Timing Services.")

THE ANNUITY PERIOD

MATURITY DATE

The annuitant is designated in an individual Contract, and is the individual on whose life the maturity date and the amount of the monthly payments depend. Under a group Contract, annuity payments, that is, a series of payments, for a particular participant will ordinarily begin on that participant's maturity date as stated in that participant's certificate. For individual Contracts, it is the date stated in the Contract. However, a later maturity date may be elected. For qualified contracts, the maturity date must be before the individual's 70th birthday, unless the Company consents to a later date. For nonqualified contracts, unless otherwise elected, the maturity date will be the later of the annuitant's 75th birthday or 10 years after the contract date. The maturity date may be extended to any time prior to the annuitant's 85th birthday, or a later date when permitted by state law and only with our consent. Federal income tax law requires that certain minimum distribution payments be taken from pension, profit-sharing, Section 403(b), Section 457 and IRA plans after the individual reaches the age of 70 1/2. A number of payout options are available (see "Payout Options"). No withdrawal charge will be assessed if an annuity option is elected, or an income option of at least three years' duration (without right of withdrawal) is elected after the first certificate or contract year. Federal income tax law also requires that certain minimum distribution payments be taken upon the death of the contract owner of a nonqualified annuity contract and upon the death of the annuitant of a pension, profit-sharing, Section 403(b), Section 457, or IRA plan.

ALLOCATION OF ANNUITY

When annuity payments begin, the accumulated value in each funding option will be applied to provide an Annuity with the amount of annuity payments varying with the investment experience of that same funding option. If the owner or participant, as provided in the plan, wishes to have annuity payments which vary with the investment experience of a different funding option, transfers among accounts must be made at least 30 days before the date annuity payments begin. If the owner or participant wishes to have a fixed dollar annuity whose payments do not vary, the Company will exchange that participant's interest for a different contract or provide such other settlement agreements as are appropriate to effect the payment of such an Annuity.

Variable payout may not be available in all states; refer to your Contract. If a variable payout is not available, these contract owners or participants, as provided in the plan will automatically receive a fixed dollar annuity whose payments do not vary with the investment experience of variable funding option.

DETERMINATION OF FIRST ANNUITY PAYMENT

The Contract contains tables used to determine the first monthly annuity payment. The amount applied to effect an Annuity will be the cash value of the Contract as of 14 days before the date annuity payments begin less any applicable premium taxes not previously deducted.

The amount of the first monthly payment depends on the annuity option elected (see "Annuity Options -- Automatic Option,") and the adjusted age of the participant. A formula for determining the adjusted age is contained in the Contract. The tables are determined from the Progressive Annuity Table assuming births in the year 1900 and an assumed annual net investment rate of 3.5%. The total first monthly annuity payment is determined by multiplying the benefit per $1,000 of value shown in the tables of the Contract by the number of thousands of dollars of value of the Contract applied to that annuity option. The Company reserves the right to require proof of age before annuity payments begin.

DETERMINATION OF SECOND AND SUBSEQUENT ANNUITY PAYMENTS

The dollar amount of the second and subsequent annuity payments is not predetermined and may change from month to month based on the investment experience of the applicable funding option(s). The actual amounts of these payments are determined by multiplying the number of annuity units credited to the Contract in each funding option by the corresponding annuity unit value as of the date on which payment is due. The interest rate assumed in the annuity tables would produce a level annuity unit value and, therefore, level annuity payments if the net investment rate remained constant at the assumed rate. In fact, payments will vary up or down as the net investment rate varies up or down from the assumed rate, and there can be no assurance that a net investment rate will be as high as the assumed rate.

PAYOUT OPTIONS

ELECTION OF OPTIONS

On the maturity date, or other agreed-upon date, the Company will pay an amount payable under the Contract in one lump sum, or in accordance with the payment option selected by the contract owner. Election of an annuity option or an income option must be made in writing in a form satisfactory to the Company. Any election made during the lifetime of the group Contract participant, or the annuitant under an individual Contract, must be made by the participant, as provided in the plan or the contract owner, as applicable. The terms of options elected may be restricted to meet the contract qualification requirements of
Section 401(a)(9) of the Internal Revenue Code. If, at the death of a participant, or annuitant under an individual Contract, there is no election in effect for that participant or annuitant, the beneficiary may elect an annuity option or income option in place of the Death Benefit. Income options differ from annuity options in that the amount of the payments made under income options are unrelated to the length of life of any person. Although the Company continues to deduct the charge for mortality and expense risks, it assumes no mortality risks for amounts applied under any income option. Moreover, except with respect to lifetime payments of investment income under Income Option 3, payments are unrelated to the actual life span of any person. Thus, the participant may outlive the payment period.

The minimum amount that can be placed under an annuity option or income option, as described below, is $2,000 unless the Company consents to a lesser amount. If any monthly periodic payment due any payee is less than $20, the Company reserves the right to make payments at less frequent intervals. Annuity options and income options may be elected on a monthly, quarterly, semiannual or annual basis.

ANNUITY OPTIONS

AUTOMATIC OPTION -- Unless the Company is directed otherwise by the owner, if the participant is living and has a spouse and no election has been made, the Company will, on that participant's maturity date, pay to the participant the first of a series of annuity payments based on the life of the participant as the primary payee and the participant's spouse in accordance with Option 5 below.

Unless the plan provides otherwise, if the participant is living and no election has been made and the participant has no spouse, the Company will, on the maturity date, pay to the participant the first of a series of annuity payments based on the life of the participant, in accordance with Option 2 with 120 monthly payments assured.

OPTION 1 -- LIFE ANNUITY -- NO REFUND: The Company will make annuity payments during the lifetime of the person on whose life the payments are based, terminating with the last payment preceding death. While this option offers the maximum periodic payment, THERE IS NO ASSURANCE OF A MINIMUM NUMBER OF PAYMENTS, NOR IS THERE A PROVISION FOR A DEATH BENEFIT FOR BENEFICIARIES.

OPTION 2 -- LIFE ANNUITY WITH 120, 180 OR 240 MONTHLY PAYMENTS ASSURED: The Company will make monthly annuity payments during the lifetime of the person on whose life payments are based, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months, as elected, payments will be continued during the remainder of the period to the beneficiary designated. The beneficiary may instead receive a single sum settlement equal to the discounted value of the future payments with the interest rate equivalent to the assumption originally used when the annuity began.

OPTION 3 -- UNIT REFUND LIFE ANNUITY: The Company will make annuity payments during the lifetime of the person on whose life payments are based, terminating with the last payment due before the death of that person, provided that, at death, the beneficiary will receive in one sum the current dollar value of the number of annuity units equal to (a) minus (b) (if that difference is positive) where: (a) is the total amount applied under the option divided by the annuity unit value on the due date of the first annuity payment, and (b) is the product of the number of the annuity units represented by each payment and the number of payments made.

OPTION 4 -- JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: The Company will make annuity payments during the joint lifetime of the two persons on whose lives payments are based, and during the lifetime of the survivor. No further payments will be made following the death of the survivor. THERE IS NO ASSURANCE OF A MINIMUM NUMBER OF PAYMENTS, NOR IS THERE A PROVISION FOR A DEATH BENEFIT UPON THE SURVIVOR'S DEATH.

OPTION 5 -- JOINT AND LAST SURVIVOR LIFE ANNUITY -- ANNUITY REDUCES ON DEATH OF PRIMARY PAYEE: The Company will make annuity payments during the lifetime of the two persons on whose lives payments are based. One of the two persons will be designated as the primary payee. The other will be designated as the secondary payee. On the death of the secondary payee, if survived by the primary payee, the Company will continue to make monthly annuity payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, if survived by the secondary payee, the Company will continue to make annuity payments to the secondary payee in an amount equal to 50% of the payments which would have been made during the lifetime of the primary payee. No further payments will be made following the death of the survivor.

OPTION 6 -- OTHER ANNUITY OPTIONS: The Company will make any other arrangements for annuity payments as may be mutually agreed upon.

INCOME OPTIONS

Income payments are optional forms of periodic payments made by the Company which are not based on the life of the participant.

OPTION 1 -- PAYMENTS OF A FIXED AMOUNT: The Company will make equal payments of the amount elected until the cash value applied under this option has been exhausted. The final payment will include any amount insufficient to make another full payment.

OPTION 2 -- PAYMENTS FOR A FIXED PERIOD: The Company will make payments for the number of years selected. The amount of each payment will be equal to the remaining cash value applied under this option divided by the number of remaining payments.

OPTION 3 -- INVESTMENT INCOME: The Company will make payments for the period agreed on. The amount payable will be equal to the excess, if any, of the cash value under this option over the amount applied under this option. No payment will be made if the cash value is less than the amount applied, and it is possible that no payments would be made for a period of time. Payments under this option are not considered to be annuity payments and are taxable in full as ordinary income. (See "Federal Tax Considerations.") This option will generally be inappropriate under federal tax law for periods that exceed the Participant's attainment of age 70 1/2.

The cash value used to determine the amount of any income payment will be calculated as of 14 days before the date an income payment is due and will be determined on the same basis as the cash value of the Contract, including the deduction for mortality and expense risks.

While income options do not directly involve mortality risks for the Company, an individual may elect to apply the remaining cash value to provide an annuity at the guaranteed rates even though income payments have been received under an income option. Before an owner or participant makes any income option election, he or she should consult a tax adviser as to any adverse tax consequences the election might have.

                       MISCELLANEOUS CONTRACT PROVISIONS
--------------------------------------------------------------------------------

TERMINATION OF INDIVIDUAL CONTRACT

You do not need to make any purchase payments after the first to keep the Contract in effect. However, we reserve the right to terminate the Contract on any business day if the contract value as of that date is less than $1,000 and no purchase payments have been made for at least two years, unless otherwise specified by state law. Termination will not occur until 31 days after the Company has mailed notice of termination to the contract owner's last known address and to any assignee of record. If the Contract is terminated, we will pay you the contract value less any applicable premium tax, and less any applicable administrative charge.

TERMINATION OF GROUP CONTRACT OR ACCOUNT

TERMINATION BY OWNER -- If an owner or a participant terminates an account, in whole or in part, while the contract remains in effect; and the value of the terminated account is to be either paid in cash to you or to a participant; or transferred to any other funding vehicle, the Company will pay or transfer the cash surrender value of the terminated account.

If this Contract is terminated, whether or not the plan is terminated; and the owner or the participant, as provided in the plan, elect that values are not to be paid out in cash or transferred, the Company reserves the right to agree to apply a participant's interest either as instructed by the owner or the participant, or under one of the options described under "Options in the Event of Termination of a Participant."

TERMINATION BY PARTICIPANT -- If a participant terminates an individual account, in whole or in part, while the contract remains in effect; and the value of the terminated individual account is to be either paid in cash to the participant, or transferred to any other funding vehicle, the Company will pay or transfer the cash surrender value of the terminated account.

TERMINATION BY THE COMPANY AND TERMINATION AMOUNT -- If the cash value in a participant's individual account is less than the termination amount stated in the Contract, and no premium has been applied to the account for at least three years, the Company reserves the right to terminate that account, and to move the cash value of that participant's individual account to the owner's account.

If the plan does not allow for this movement to the owner's account, the cash value, less any applicable premium tax not previously deducted, will be paid to that participant or to the owner, as provided in the plan.

We reserve the right to terminate this Contract on any valuation date if:

     1. there is no cash value in any participant's individual account, and

     2. the cash value of the owner's account, if any, is less than $500, and

     3. premium has not been paid for at least three years.

If this Contract is terminated, the cash value of the owner's account, if any, less any applicable premium tax not previously deducted will be paid to you.

Termination will not occur until 31 days after the Company has mailed notice of termination to the group contract owner or the participant, as provided in the plan, at the last known address; and to any assignee of record.

OPTIONS IN THE EVENT OF TERMINATION OF A PARTICIPANT -- In the event that, before a participant's maturity date, that participant terminates participation in the plan, the owner or that participant, as provided in the plan, with respect to that participant's interest may elect:

     1. If that participant is at least 50 years of age, to have that participant's interest applied to provide an annuity option or an income option.

     2. If the Contract is continued, to have that participant's interest applied to continue as a paid-up deferred annuity for that participant, (i.e., the cash value remains in the Contract and the annuity becomes payable under the same terms and conditions as the annuity that would have otherwise been payable at the maturity date).

     3. To have the owner or that participant, as provided in the plan, receive that participant's interest in cash.

     4. If that participant becomes a participant under another group contract of this same type which is in effect with us, to transfer that participant's interest to that group contract.

     5. To make any other arrangements as may be mutually agreed on.

If this Contract is continued, any cash value to which a terminating participant is not entitled under the plan, will be moved to the owner's account.

AUTOMATIC BENEFIT -- In the event of termination, unless otherwise provided in the Plan, a participant's interest will continue as a paid-up deferred annuity in accordance with option 2. above, if this Contract is continued. Or, if this Contract is terminated, will be paid in cash to the Owner or to that participant, as provided in the plan.

ANNUITY PAYMENTS -- Termination of this contract or the plan will not affect payments being made under any annuity option which began before the date of termination.

DISTRIBUTION FROM ONE ACCOUNT TO ANOTHER ACCOUNT

Under a group Contract, the owner may, as provided for in the plan, distribute the cash value from the owner's account to one or more individual accounts. No distribution will be allowed between individual accounts.

The owner may, as required by and provided for in the plan, move the cash value from any or all individual accounts to the owner's account without a charge.

REQUIRED REPORTS

As often as required by law, but at least once in each contract year before the due date of the first annuity payment, the Company will furnish a report showing the number of accumulation units credited to the Contract in each funding option and the corresponding accumulation unit values as of the date of the report. The Company will keep all records required under federal or state laws.

RIGHT TO RETURN

For group Contracts issued in the state of New York, during the 20 days following the participant's receipt of a certificate, the participant may return the certificate to the Company, by mail or in person, if for any reason the participant has changed his or her mind. Upon return of the certificate, the Company will refund to the contract owner the sum of all purchase payments made under the Contract, and will make the separate accounts whole if the accumulation value has declined.

For all individual Contracts, the Contract may be returned for a full refund of the Contract's cash value (including charges) within ten days after the delivery of the Contract to the contract owner, unless state law requires a longer period. The contract owner bears the investment risk during the right to return period; therefore, the cash value returned may be greater or less than the purchase payment made under the Contract. However, if applicable state law so requires, or if the Contract was purchased in an Individual Retirement Annuity, the purchase payment will be returned in full. All cash values will be determined as of the valuation date next following the Company's receipt of the contract owner's written request for refund.

The right to return is not available to participants of the Texas Optional Retirement Program.

CHANGE OF CONTRACT

For group Contracts, the Company may, at any time, make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any federal law or regulation to which the Company is subject.

Except as provided in the paragraph immediately above, no change may be made in the Contract before the fifth anniversary of the contract date, and in no event will changes be made with respect to payments being made by the Company under any annuity option which has commenced prior to the date of change. On and after the fifth anniversary of the contract date, the Company reserves the right to change the termination amount (see "Termination of Contract or Account"), the calculation of the net investment rate and the unit values, and the annuity tables. Any change in the annuity tables will be applicable only to premiums received under the Contract after the change. The ability to make such change lessens the value of mortality and expense guarantees. Other changes (including changes to the administrative charge) may be applicable to all owners' accounts and individual accounts under the Contract, to only the owners' accounts and individual accounts established after the change, or to only premiums received under the Contract after the date of change as the Company declares at the time of change. The Company will give notice to the owner at least 90 days before the date the change is to take effect.

ASSIGNMENT

The participant may not assign his or her rights under a group Contract. The owner may assign his or her rights under an individual or a group Contract if allowed by the plan.

SUSPENSION OF PAYMENTS

If a national stock exchange is closed (except for holidays or weekends), or trading is restricted due to an existing emergency as defined by the SEC so that disposal of the separate account's investments or determination of its net asset value is not reasonably practicable, or the Commission has ordered that the right of redemption (surrender) be suspended for the protection of contract owners, the Company may postpone all procedures (including making annuity payments) which require valuation of separate accounts until the stock exchange is reopened and trading is no longer restricted.

VOTING RIGHTS

The contract owner or participant, as applicable, has certain voting rights in the funding options. The number of votes which an owner or participant, as provided in the plan, may cast in the accumulation period is equal to the number of accumulation units credited to the account under the Contract. During the annuity period, the group participant or the individual contract owner may cast the number of votes equal to (i) the reserve related to the Contract divided by
(ii) the value of an accumulation unit. During the annuity period, the voting rights of a participant or, under an individual Contract, an annuitant, will decline as the reserve for the Contract declines.

Upon the death of the person authorized to vote under the Contract, all voting rights will vest in the beneficiary of the Contract, except in the case of nonqualified individual Contracts, where the surviving spouse may succeed to the ownership.

FUND U. In accordance with its view of present applicable law, the Company will vote shares of the underlying funds at regular and special meetings of the shareholders of the funds in accordance with instructions received from persons having a voting interest in Fund U. The Company will vote shares for which it has not received instructions in the same proportion as it votes shares for which it has received instructions. However, if the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote shares of the mutual funds in its own right, it may elect to do so.

The number of shares which a person has a right to vote will be determined as of the date concurrent with the date established by the respective mutual fund for determining shareholders eligible to vote at the meeting of the fund, and voting instructions will be solicited by written communication before the meeting in accordance with the procedures established by the mutual fund.

Each person having a voting interest in Fund U will receive periodic reports relating to the fund(s) in which he or she has an interest, proxy material and a form with which to give such instructions with respect to the proportion of the fund shares held in Fund U corresponding to his or her interest in Fund U.

ACCOUNTS GIS, QB, MM, TGIS, TSB, TAS AND TB. Contract owners participating in Accounts GIS, QB, MM, TGIS, TSB, TAS or TB will be entitled to vote at their meetings on (i) any change in the fundamental investment policies of or other policies related to the accounts requiring the owners' approval; (ii) amendment of the investment advisory agreements; (iii) election of the members of the Board of Managers of the accounts; (iv) ratification of the selection of an independent public accountant for the accounts; (v) any other matters which, in the future, under the 1940 Act require the owners' approval; and (vi) any other business which may properly come before the meeting.

The number of votes which each contract owner or a participant may cast, including fractional votes, shall be determined as of the date to be chosen by the Board of Managers within 75 days of the date of the meeting, and at least 20 days' written notice of the meeting will be given.

Votes for which participants under a group Contract are entitled to instruct the owner, but for which the owner has received no instructions, will be cast by the owner for or against each proposal to be voted on only in the same proportion as votes for which instructions have been received.

                               OTHER INFORMATION
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DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

The Company intends to sell the Contract in all jurisdictions where the Company is licensed to do business, except the Bahamas. The Contract may be purchased from agents who are licensed by state insurance authorities to sell variable annuity contracts issued by the Company, and who are also registered representatives of Tower Square Securities, Inc. ("Tower Square") and broker-dealers which have Selling Agreements with Tower Square. Tower Square, whose principal business address is One Tower Square, Hartford, Connecticut, serves as the principal underwriter for the variable annuity contracts described herein. The offering is continuous. Tower Square is a registered broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. ("NASD"). Tower Square is an affiliate of the Company and an indirect wholly owned subsidiary of Travelers Group Inc., and serves as principal underwriter pursuant to a Distribution and Management Agreement to which the Separate Accounts, the Company and Tower Square are parties. No amounts have been or will be retained by Tower Square for acting as principal underwriter for the Contracts. It is currently anticipated that Travelers Distribution Company, an affiliated broker-dealer, may become the principal underwriter for the Contracts during 1998.

Agents will be compensated for sales of the Contracts on a commission and service fee basis. The compensation paid to sales agents will not exceed 7.0% of the payments made under the Contract. In addition, certain production, persistency and managerial bonuses may be paid.

From time to time the Company may pay or permit other promotional incentives, in cash, credit or other compensation.

CONFORMITY WITH STATE AND FEDERAL LAWS

The Contract is governed by the laws of the state in which it is delivered. Any paid-up annuity, cash surrender value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which the Contract is delivered. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the contract owner is subject.

LEGAL PROCEEDINGS AND OPINIONS


There are no pending material legal proceedings affecting the separate accounts. There is one material pending legal proceeding, other than ordinary routine litigation incidental to the business, to which the Company is a party. In March 1997, a purported class action entitled Patterman v. The Travelers, Inc. was commenced in the Superior Court of Richmond County, Georgia, alleging, among other things, violations of the Georgia RICO statute and other state laws by an affiliate of the Company, Primerica Financial Services, Inc. and certain of its affiliates. Plaintiffs seek unspecified compensatory and punitive damages and other relief. In April 1997, the lawsuit was removed to the U.S. District Court for the Southern District of Georgia, and in October, 1997, the lawsuit was remanded to the Superior Court of Richmond County. Later in October 1997, the defendants, including the Company, answered the complaint, denied liability and asserted numerous affirmative defenses. In February 1998, the Superior Court of Richmond County transferred the lawsuit to the Superior Court of Gwinnett County, Georgia, and certified the transfer order for immediate appellate review. Also in February 1998, plaintiffs served an application for appellate review of the transfer order; defendants subsequently opposed that application; and later in February 1998, the Court of Appeals of the State of Georgia granted plaintiffs' application for appellate review. Pending appeal proceedings in the trial court have been stayed. The Company intends to vigorously contest the litigation.

Legal matters in connection with federal laws and regulations affecting the issue and sale of the Contract described in this Prospectus as well as the organization of the Company, its authority to issue variable annuity contracts under Connecticut law and the validity of the forms of the variable annuity contracts under Connecticut law have been passed on by the General Counsel of the Company.


                  THE INSURANCE COMPANY AND SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

THE INSURANCE COMPANY

The Travelers Insurance Company (the "Company") is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct a life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is an indirect wholly owned subsidiary of Travelers Group Inc. The Company's Home Office is located at One Tower Square, Hartford, Connecticut 06183.

IMSA

The Company is a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may use the IMSA logo and IMSA membership in its advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving the sale and service of individual life insurance and annuity products.

YEAR 2000 COMPLIANCE

Generally, computer programs were designed without considering the impact of the upcoming change in the century. As a result, software and computer systems may need to be upgraded or replaced in order to comply with "Year 2000" requirements. If not corrected, these computer applications could fail or create erroneous results by or at the Year 2000. The business, financial condition, and results of operations of a company could be materially and adversely affected by the failure of its systems and applications (or those either provided or operated by third-parties) to properly operate or manage dates beyond the year 1999.

The Company has investigated the nature and extent of the work required for our computer systems to process beyond the turn of the century, and has made progress toward achieving this goal, including upgrading and/or replacing existing systems. We are confirming with our service providers that they are also in the process of replacing or modifying their systems with the same goal. We expect that our principal systems will be Year 2000 compliant by early 1999. While these efforts involve substantial costs, we closely monitor associated costs and continue to evaluate associated risks based on actual expenses. While it is likely that these efforts will be successful, if necessary modifications and conversions are not completed in a timely manner, the Year 2000 requirements could have a material adverse effect on certain operations of the Company.

THE SEPARATE ACCOUNTS

Two different types of separate accounts serve as the funding vehicles for the Contracts described in this prospectus. The first type, Fund U, is a unit investment trust registered with the SEC under the 1940 Act, which means that Fund U's assets are invested exclusively in the shares of the underlying funds. The second type of separate account available under the Contract (the "managed separate accounts" -- Accounts GIS, QB, MM, TGIS, TSB, TAS and TB) are diversified, open-end management investment companies registered with the SEC under the 1940 Act. The assets of the managed separate accounts are invested directly in securities such as stocks, bonds or money market instruments which are compatible with the stated investment policies of each separate account. Each of the separate accounts available in connection with the Contract has different investment objectives and fundamental investment policies, as described beginning on page 29.

The separate accounts were established on the following dates: Fund U -- May 16, 1983; Account GIS -- September 22, 1967; Account QB -- July 29, 1974; Account
MM -- December 29, 1981; Accounts TGIS and TSB -- October 30, 1986; and Accounts TAS and TB -- January 2, 1987.

Under Connecticut law, the assets of the separate accounts will be held for the exclusive benefit of its owners. Income, gains and losses, whether or not realized, for assets allocated to the separate accounts, are in accordance with the applicable annuity contracts, credited to or charged against the separate accounts without regard to other income, gains or losses of the Company. The assets in the separate accounts are not chargeable with liabilities arising out of any other business which the Company may conduct. The obligations arising under the variable annuity contracts are obligations of the Company.

SUBSTITUTION OF INVESTMENTS

If any of the separate accounts or underlying funds become unavailable, or in the judgment of the Company become inappropriate for the purposes of the Contract, the Company may substitute another investment alternative without consent of contract owners. Substitution may be made with respect to both existing investments and the investment of future purchase payments. However, no such substitution will be made without notice to contract owners and without prior approval of the SEC, to the extent required by the 1940 Act, or other applicable law.

THE FUNDING OPTIONS

You choose which of the following variable funding options to have your purchase payments allocated to. You will find detailed information about the options and their inherent risks in the current prospectuses for the funding options which must accompany this prospectus. Since each option has varying degrees of risk, please read the prospectuses carefully before investing. Additional copies of the prospectuses may be obtained by contacting your registered representative or by calling 1-800-842-8573.

The current funding options are listed below, along with their investment advisors and any subadviser:

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        INVESTMENT                                  INVESTMENT                                 INVESTMENT
          OPTIONS                                   OBJECTIVE                              ADVISER/SUBADVISER
-----------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund    Seeks growth of capital through the use of common         Travelers Asset Management
                             stocks. Income is not an objective. The Fund invests      International Corporation
                             principally in common stocks of small to large companies  ("TAMIC")
                             which are expected to experience wide fluctuations in     Subadviser: Janus Capital
                             price in both rising and declining markets.               Corp.
Dreyfus Stock Index Fund     Seeks to provide investment results that correspond to    Mellon Equity Securities
                             the price and yield performance of publicly traded
                             common stocks in the aggregate, as represented by the
                             Standard & Poor's 500 Composite Stock Price Index.
High Yield Bond Trust        Seeks generous income. The assets of the High Yield Bond  TAMIC
                             Trust will be invested in bonds which, as a class, sell
                             at discounts from par value and are typically high risk
                             securities.
Managed Assets Trust         Seeks high total investment return through a fully        TAMIC
                             managed investment policy in a portfolio of equity, debt  Subadviser: Travelers
                             and convertible securities.                               Investment Management
                                                                                       Company ("TIMCO")
MANAGED SEPARATE ACCOUNTS
  Travelers Growth and       Seeks long-term accumulation of principal through         TAMIC
  Income Stock Account       capital appreciation and retention of net investment      Subadviser: (TIMCO)
                             income.
  Travelers Money Market     Seeks preservation of capital, a high degree of           TAMIC
  Account                    liquidity and the highest possible current income
                             available from certain short-term money market
                             securities.
  Travelers Quality Bond     Seeks current income, moderate capital volatility and     TAMIC
  Account                    total return.
  Travelers Timed            Seeks growth of capital by investing primarily in a       TIMCO
  Aggressive Stock Account   broadly diversified portfolio of common stocks.
  Travelers Timed Growth     Seeks long-term accumulation of principal through         TIMCO
  and Income Stock           capital appreciation and retention of net investment
                             income.
  Travelers Timed Short-     Seeks high current income with limited price volatility.  TIMCO
  Term Bond Account
AMERICAN ODYSSEY FUNDS,
  INC.
  Core Equity Fund           Seeks maximum long-term total return by investing         American Odyssey Funds
                             primarily in common stocks of well-established            Management, Inc.
                             companies.                                                Subadviser: Equinox
                                                                                       Capital Management, Inc.
  Emerging Opportunities     Seeks maximum long-term total return by investing         American Odyssey Funds
  Fund                       primarily in common stocks of small, rapidly growing      Management, Inc.
                             companies.                                                Subadviser: Cowen Asset
                                                                                       Management and Chartwell
                                                                                       Investment Partners
  Global High-Yield Bond     Seeks maximum long-term total return (capital             American Odyssey Funds
  Fund*                      appreciation and income) by investing primarily in        Management, Inc.
                             high-yield debt securities from the United States and     Subadviser: BEA Associates
                             abroad.
  Intermediate-Term Bond     Seeks maximum long-term total return by investing         American Odyssey Funds
  Fund                       primarily in intermediate-term corporate debt             Management, Inc.
                             securities, U.S. government securities, mortgage-related  Subadviser: TAMIC securities and asset-backed securities, as well as money
                             market instruments.
  International Equity Fund  Seeks maximum long-term total return by investing         American Odyssey Funds
                             primarily in common stocks of established non-U.S.        Management, Inc.
                             companies.                                                Subadviser: Bank of
                                                                                       Ireland Asset Management
                                                                                       (U.S.) Limited
  Long-Term Bond Fund        Seeks maximum long-term total return by investing         American Odyssey Funds
                             primarily in long-term corporate debt securities, U.S.    Management, Inc.
                             government securities, mortgage-related securities, and   Subadviser: Western Asset
                             asset-backed securities, as well as money market          Management Company
                             instruments.

* Formerly American Odyssey Short-Term Bond Fund. The name, investment objectives and investment subadviser of this fund were changed pursuant to a shareholder vote effective May 1, 1998.

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        INVESTMENT                                  INVESTMENT                                 INVESTMENT
          OPTIONS                                   OBJECTIVE                              ADVISER/SUBADVISER
-----------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND
  Small Cap Portfolio        Seeks to maximize capital appreciation.                   The Dreyfus Corporation
FIDELITY'S VARIABLE
INSURANCE PRODUCTS FUND
  VIP Equity Income          Seeks reasonable income by investing primarily in         Fidelity Management &
  Portfolio                  income- producing equity securities, in choosing these    Research Company
                             securities, the portfolio manager will also consider the
                             potential for capital appreciation.
  VIP Growth Portfolio       Seeks capital appreciation by purchasing common stocks    Fidelity Management &
                             of well-known, established companies, and small emerging  Research Company growth companies, although its investments are not
                             restricted to any one type of security. Capital
                             appreciation may also be found in other types of
                             securities, including bonds and preferred stocks.
  VIP High Income Portfolio  Seeks to obtain a high level of current income by         Fidelity Management &
                             investing primarily in high yielding, lower-rated,        Research Company
                             fixed-income securities, while also considering growth
                             of capital.
FIDELITY'S VARIABLE
INSURANCE PRODUCTS FUND II
  VIP II Asset Manager       Seeks high total return with reduced risk over the        Fidelity Management &
  Portfolio                  long-term by allocating its assets among stocks, bonds    Research Company
                             and short-term fixed-income instruments.
TEMPLETON VARIABLE PRODUCTS
SERIES FUND
  Templeton Asset            Seeks a high level of total return with reduced risk      Templeton Investment
  Allocation Fund (Class 1)  over the long term through a flexible policy of           Counsel, Inc.
                             investing in stocks of companies in any nation and debt
                             obligations of companies and governments of any nation.
  Templeton Bond Fund        Seeks high current income by investing primarily in debt  Templeton Global Bond
  (Class 1)                  securities of companies, governments and government       Managers
                             agencies of various nations throughout the world.
  Templeton Stock Fund       Seeks capital growth by investing primarily in common     Templeton Investment
  (Class 1)                  stocks issued by companies, large and small, in various   Counsel, Inc.
                             nations throughout the world.
TRAVELERS SERIES FUND, INC.
  Alliance Growth Portfolio  Seeks long-term growth of capital by investing            Travelers Investment
                             predominantly in equity securities of companies with a    Adviser ("TIA")
                             favorable outlook for earnings and whose rate of growth   Subadviser: Alliance
                             is expected to exceed that of the U.S. economy over       Capital Management L.P.
                             time. Current income is only an incidental
                             consideration.
  MFS Total Return           Seeks to obtain above-average income (compared to a       TIA
  Portfolio                  portfolio entirely invested in equity securities)         Subadviser: Massachusetts
                             consistent with the prudent employment of capital.        Financial Services Company
                             Generally, at least 40% of the Portfolio's assets will    ("MFS")
                             be invested in equity securities.
  Putman Diversified Income  Seeks high current income consistent with preservation    TIA
  Portfolio                  of capital. The Portfolio will allocate its investments   Subadviser: Putnam
                             among the U.S. Government Sector, the High Yield Sector,  Investment Management,
                             and the International Sector of the fixed income          Inc.
                             securities markets.
  Smith Barney High Income   Seeks high current income. Capital appreciation is a      Mutual Management
  Portfolio                  secondary objective. The Portfolio will invest at least   Corporation ("MMC")
                             65% of its assets in high-yielding corporate debt
                             obligations and preferred stock.
  Smith Barney               Seeks total return on assets from growth of capital and   MMC
  International Equity       income by investing at least 65% of its assets in a
  Portfolio                  diversified portfolio of equity securities of
                             established non-U.S. issuers.
  Smith Barney Large Cap     Seeks current income and long-term growth of income and   MMC
  Value Portfolio (formerly  capital by investing primarily, but not exclusively, in
  "Smith Barney Income and   common stocks.
  Growth Portfolio")

-----------------------------------------------------------------------------------------------------------------
        INVESTMENT                                  INVESTMENT                                 INVESTMENT
          OPTIONS                                   OBJECTIVE                              ADVISER/SUBADVISER
-----------------------------------------------------------------------------------------------------------------
THE TRAVELERS SERIES TRUST
  Disciplined Mid Cap Stock  Seeks growth of capital by investing primarily in a       TAMIC
  Portfolio                  broadly diversified portfolio of common stocks.           Subadvisor: TIMCO
  Social Awareness Stock     Seeks long-term capital appreciation and retention of     MMC
  Portfolio                  net investment income by selecting investments,
                             primarily common stocks, which meet the social criteria
                             established for the Portfolio. Social criteria currently
                             excludes companies that derive a significant portion of
                             their revenues from the production of tobacco, tobacco
                             products, alcohol, or military defense systems, or in
                             the provision of military defense related services or
                             gambling services.
  U.S. Government            Seeks to select investments from the point of view of an  TAMIC
  Securities Portfolio       investor concerned primarily with highest credit
                             quality, current income and total return. The assets of
                             the U.S. Government Securities Portfolio will be
                             invested in direct obligations of the United States, its
                             agencies and instrumentalities.
  Utilities Portfolio        Seeks to provide current income by investing in equity    MMC
                             and debt securities of companies in the utility
                             industries.

MANAGED SEPARATE ACCOUNTS: MANAGEMENT AND INVESTMENT ADVISORY SERVICES

The investments and administration of each managed separate account are under the direction of a Board of Managers. Subject to the authority of each Board of Managers, TIMCO and TAMIC furnish investment management and advisory services as indicated in the Investment Option Chart. Additionally, the Board of Managers for each managed separate account annually selects an independent public accountant, reviews the terms of the management and investment advisory agreements, recommends any changes in the fundamental investment policies (and submits any such changes to contract owners at the annual meeting), and takes any other actions necessary in connection with the operation and management of the managed separate accounts.

The Travelers Investment Management Company ("TIMCO") is a registered investment adviser that has provided investment advisory services since its incorporation in 1967. Its principal offices are located at One Tower Square, Hartford, Connecticut, and it is a wholly owned subsidiary of Smith Barney Holdings Inc., which is a wholly owned subsidiary of Travelers Group Inc., a financial services holding company. TIMCO also acts as investment adviser or subadviser for other investment companies used to fund variable products, as well as for individual and pooled pension and profit-sharing accounts, and for affiliated companies of The Travelers Insurance Company.

Travelers Asset Management International Corporation ("TAMIC") is a registered investment adviser that has provided investment advisory services since its incorporation in 1978. Its principal offices are located at One Tower Square, Hartford, Connecticut, and it is an indirect wholly owned subsidiary of Travelers Group Inc., a financial services holding company. TAMIC also acts as investment adviser or subadviser for other investment companies used to fund variable products, as well as for individual and pooled pension and profit-sharing accounts, and for domestic insurance companies affiliated with The Travelers Insurance Company and nonaffiliated insurance companies.

PERFORMANCE INFORMATION

From time to time, the Company may advertise several types of historical performance for the managed separate accounts and the underlying funds of Fund
U. The yield and effective yield may be advertised for Account MM, a money market fund. Yield is a measure of the net dividend and interest income earned over a specific seven-day period, expressed as a percentage of the offering price of Account MM's accumulation units. Yield is an annualized figure, which means that it is assumed that Account MM generates the same level of net income over a 52-week period. Effective yield is calculated similarly but includes the effect of assumed compounding calculated under rules prescribed by the SEC. The effective yield will be slightly higher than yield due to this compounding effect. Neither yield quotation reflects a deduction for the contingent deferred sales charge, which if included, would reduce yield and effective yield. The Company may also advertise the standardized average annual total returns of Accounts GIS, QB, MM, TGIS, TSB, TAS, TB and Fund U, calculated in a manner prescribed by the SEC, as well as the non-standardized total return and adjusted historical performance, as described below.

STANDARDIZED METHOD. Quotations of average annual total returns are computed according to a formula in which a hypothetical initial investment of $1,000 is applied to the funding option, and then related to ending redeemable values over one-, five-, and ten-year periods, or for a period covering the time during which the funding option has been in existence, if less. These quotations reflect the deduction of all recurring charges during each period (on a pro rata basis in the case of fractional periods). The deduction for the annual administrative charge ($30) is converted to a percentage of assets based on the actual fee collected (or anticipated to be collected, if a new product), divided by the average net assets for Contracts sold (or anticipated to be sold). Each quotation assumes a total redemption at the end of each period with the applicable withdrawal charge deducted at that time.

NONSTANDARDIZED METHOD. Nonstandardized "total returns" will be calculated in a similar manner based on the performance of the funding options over a period of time, usually for the calender year-to-date, and for the past one-, three-, five- and ten-year periods. Nonstandardized total returns will not reflect the deduction of the $30 annual contract administrative charge, which, if reflected, would decrease the level of performance shown. The withdrawal charge is not reflected because the Contract is designed for long-term investment.

For underlying funds that were in existence prior to the date they became available under the Separate Account, the standardized average annual total returns may be accompanied by returns showing the investment performance that such underlying funds would have achieved (reduced by the applicable charges) had they been held under the Contract for the period quoted. The total return quotations are based upon historical earnings and are not necessarily representative of future performance.

GENERAL. Within the guidelines prescribed by the SEC and the National Association of Securities Dealers, Inc. ("NASD"), performance information may be quoted numerically or may be presented in a table, graph or other illustration. Advertisements may include data comparing performance to well-known indices of market performance (including but not limited to, the Dow Jones Industrial Average, the Standard & Poor's (S&P) 500 Index and the S&P 400 Index, the Lehman Brothers Long T-Bond Index, the Russell 1000, 2000, and 3000 Indices, the Value Line Index, and the Morgan Stanley Capital International's EAFE Index). Advertisements may also include published editorial comments and performance rankings compiled by independent organizations (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar, Inc.) and publications that monitor the performance of the Separate Account and the variable funding options.

                           FEDERAL TAX CONSIDERATIONS
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The following description of the federal income tax consequences under this Contract is not exhaustive and is not intended to cover all situations and is not meant to provide tax advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax advisor regarding your personal situation. For your information, a more detailed discussion is contained in the SAI.

GENERAL TAXATION OF ANNUITIES

Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for money put into an annuity. The Internal Revenue Code (Code) governs how this money is ultimately taxed, depending upon the type of contract, qualified or non-qualified, and the manner in which the money is distributed, as briefly described below.

TYPES OF CONTRACTS: QUALIFIED OR NONQUALIFIED

If you purchase an annuity contract with proceeds of an eligible rollover distribution from any pension plan, specially sponsored program, or individual retirement annuity (IRA) with pre-tax dollars, your contract is referred to as a qualified contract. Some examples of qualified contracts are: IRAs, 403(b) annuities, pension and profit-sharing plans (including 401(k) plans), Keogh Plans and certain other qualified deferred compensation plans. If you purchase the contract on an individual basis and with after-tax dollars and not under one of the programs described above, your contract is referred to as nonqualified.

INVESTOR CONTROL

In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their contract. In those circumstances, income and gains from the separate account assets would be includable in the variable contract owner's gross income.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The U.S. Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the contract owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it determined that the owners were not owners of separate account assets. For example, a contract owner or participant of this Contract has additional flexibility in allocating payments and cash values. These differences could result in the contract owner being treated as the owner of the assets of Fund U. In addition, the Company does not know what standard will be set forth in the regulations or rulings which the Treasury is expected to issue, nor does the Company know if such guidance will be issued. The Company therefore reserves the right to modify the Contract as necessary to attempt to prevent the contract owner from being considered the owner of a pro rata share of the assets of Fund U.

The remaining tax discussion assumes that the Contract qualifies as an annuity contract for federal income tax purposes.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS

Federal tax law generally requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70 1/2. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 70 1/2 or the year of retirement. Distributions must begin or be continued according to required patterns following the death of the contract owner or annuitant of both qualified and nonqualified annuities.

NONQUALIFIED ANNUITY CONTRACTS

As the owner of a nonqualified annuity, you do not receive any tax benefit (deduction or deferral of income) on purchase payments, but you will not be taxed on increases in the value of your contract until a distribution occurs -- either as a withdrawal (distribution made prior to the maturity date), or as annuity payments. When a withdrawal is made, you are taxed on the amount of the withdrawal that is considered earnings. Similarly, when you receive an annuity payment, part of each payment is considered a return of your purchase payments and will not be taxed. The remaining portion of the annuity payment (i.e., any earnings) will be considered ordinary income for tax purposes.

If a nonqualified annuity is owned by other than an individual, however, (e.g., by a corporation), increases in the value of the contract attributable to purchase payments made after February 28, 1986 are includable in income annually. Furthermore, for contracts issued after April 22, 1987, if you transfer the contract without adequate consideration all deferred increases in value will be includable in your income at the time of the transfer.

If you make a partial withdrawal, this money will generally be taxed as first coming from earnings, (income in the contract), and then from your purchase payments. These withdrawn earnings are includable in your income. (See "Penalty Tax for Premature Distributions" below). There is income in the contract to the extent the cash value exceeds your investment in the contract. The investment in the contract equals the total purchase payments you paid less any amount received previously which was excludable from gross income. Any direct or indirect borrowing against the value of the contract or pledging of the contract as security for a loan will be treated as a cash distribution under the tax law.

Federal tax law requires that nonqualified annuity contracts meet minimum mandatory distribution requirements upon the death of the contract owner, including the first of joint owners. If these requirements are not met, the surviving joint owner, or the beneficiary, will have to pay taxes prior to distribution. The distribution required depends, among other things, upon whether an annuity option is elected or whether the new contract owner is the surviving spouse. We will administer Contracts in accordance with these rules and we will notify you when you should begin receiving payments.

QUALIFIED ANNUITY CONTRACTS

Under a qualified annuity, since amounts paid into the contract have not yet been taxed, the full amount of all distributions, including lump-sum withdrawals and annuity payments are taxed at the ordinary income tax rate unless the distribution is transferred to an eligible rollover account or contract. The Contract is available as a vehicle for IRA rollovers and for other qualified contracts. There are special rules which govern the taxation of qualified contracts, including withdrawal restrictions, requirements for mandatory distributions, and contribution limits. We have provided a more complete discussion in the SAI.

PENALTY TAX FOR PREMATURE DISTRIBUTIONS

Taxable distributions taken before the contract owner has reached the age of 59 1/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the Contract Owner. Other exceptions may be available in certain tax-qualified plans.

DIVERSIFICATION REQUIREMENTS

The Code states that in order to qualify for the tax benefits described above, investments made in the separate account of any nonqualified variable annuity contract must satisfy certain diversification requirements. Tax regulations define how separate accounts must be diversified. We monitor the investments constantly and believe that our accounts are adequately diversified. We intend to administer all contracts subject to this provision of law in a manner that will maintain adequate diversification.

                 THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                      FOR VARIABLE ANNUITIES (ACCOUNT GIS)
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INVESTMENT OBJECTIVE

The basic investment objective of Account GIS is to seek long-term accumulation of principal through capital appreciation and retention of net investment income. In seeking its objective, short-term gains may also be realized. The assets of Account GIS generally will be fully invested in a portfolio of equity securities, mainly common stocks, spread over industries and companies. However, investments may be made in bonds, notes or other evidence of indebtedness, issued publicly or placed privately, of a type customarily purchased for investment by institutional investors, including United States government securities. These investments in other than equity securities generally would not have a prospect of long-term appreciation, and are temporary for defensive purposes and are chosen on the basis of combined considerations of risk, income and appreciation. Such investments may or may not be convertible into stock or be accompanied by stock purchase options or warrants for the purchase of stock.

Account GIS will use exchange-traded stock index futures contracts as a hedge to protect against changes in stock prices. A stock index futures contract is a contractual obligation to buy or sell a specified index of stocks at a future date for a fixed price. Stock index futures may also be used to hedge cash inflows to gain market exposure until the cash is invested in specific common stocks. Account GIS will not purchase or sell futures contracts for which the aggregate initial margin exceeds 5% of the fair market value of its assets, after taking into account unrealized profits and losses on any such contracts which it has entered into. When a futures contract is purchased, Account GIS will set aside, an amount of cash and cash equivalents equal to the total market value of the futures contract, less the amount of the initial margin.

All stock index futures will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). To ensure that its futures transactions meet CFTC standards, Account GIS will enter into futures contracts for hedging purposes only (i.e., for the purposes or with the intent specified in CFTC regulations and interpretations, subject to the requirements of the SEC). Account GIS expects that risk management transactions involving futures contracts will not impact more than 30% of its assets at any one time. For a more detailed discussion of financial futures contracts and associated risks, please see the Statement of Additional Information.

Account GIS may write covered call options on portfolio securities for which call options are available and which are listed on a national securities exchange. It may also purchase index or individual equity call options as an alternative to holding stocks or stock index futures, or purchase index or individual equity put options as a defensive measure. For a detailed discussion of options contracts and associated risks, please see the Statement of Additional Information.

Changes in investments may be made from time to time to take into account changes in the outlook for particular industries or companies. The investments of Account GIS will not, however, be concentrated in any one industry; that is, no more than 25% of the value of Account GIS's assets will be invested in any one industry. While Account GIS may occasionally invest in foreign securities, it is not anticipated that such foreign securities will, at any time, account for more than 10% of the investment portfolio.

The assets of Account GIS will be kept fully invested, except that (a) sufficient cash may be kept on hand reasonably to provide for variable annuity contract obligations, and (b) reasonable amounts of cash, United States government or other liquid securities, such as short-term bills and notes, may be held for limited periods, pending investment in accordance with Account GIS's investment policies.

RISK FACTORS

It must be recognized that there are risks inherent in the ownership of any security. The investment experience on equity investments over time will tend to reflect levels of stock market prices and dividend payouts. Both are affected by diverse factors, including not only business conditions and investor confidence in the economy, but current conditions in a particular industry or company. The yield on a common stock is not contractually determined. Equity securities are subject to financial risks relating to the earning stability and overall financial soundness of an issue. They are also subject to market risks relating to the effect of general changes in the securities market on the price of a security.

FUNDAMENTAL INVESTMENT POLICIES

The fundamental investment policies of Account GIS permit it to:

     1. invest up to 5% of its assets in the securities of any one issuer (exclusive of securities issued or guaranteed by the United States government, its agencies or instrumentalities);

     2. borrow from banks in amounts of up to 5% of its assets, but only for emergency purposes;

     3. purchase interests in real estate represented by securities for which there is an established market;

     4. make loans through the acquisition of a portion of a privately placed issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors;

     5. acquire up to 10% of the voting securities of any one issuer (it is the present practice of Account GIS not to exceed 5% of the voting securities of any one issuer);

     6. make purchases on margin in the form of short-term credits which are necessary for the clearance of transactions; and place up to 5% of its net asset value in total margin deposits for positions in futures contracts; and

     7. invest up to 5% of its assets in restricted securities (securities which may not be publicly offered without registration under the Securities Act of 1933).

           THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES
                                  (ACCOUNT QB)
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INVESTMENT OBJECTIVE

The basic investment objective of Account QB is to seek current income, moderate capital volatility and total return.

The assets of Account QB will be primarily invested in money market obligations, including, but not limited to, Treasury bills, repurchase agreements, commercial paper, bank certificates of deposit and bankers' acceptances, and in publicly traded debt securities, including bonds, notes, debentures, equipment trust certificates and short-term instruments. These securities may carry certain equity features such as conversion or exchange rights or warrants for the acquisition of stocks of the same or different issuer, or participation based on revenues, sales or profits. It is currently anticipated that the market value-weighted average maturity of the portfolio will not exceed five years. (In the case of mortgage-backed securities, the estimated average life of cash flows will be used instead of average maturity.) Investment in longer term obligations may be made if the Board of Managers concludes that the investment yields justify a longer term commitment. No more than 25% of the value of Account QB's assets will be invested in any one industry.

The portfolio will be actively managed and investments may be sold prior to maturity if deemed advantageous in light of factors such as market conditions or brokerage costs. While the investments of Account QB are generally not listed securities, there are firms which make markets in the type of debt instruments that Account QB holds. No problems of liquidity are anticipated with regard to the investments of Account QB.

From time to time, Account QB may commit to purchase new-issue government or agency securities on a "when-issued" or "to be announced" ("TBA") basis ("when-issued securities"). The prices of such securities will be fixed at the time the commitment to purchase is made, and may be expressed in either dollar price or yield maintenance terms. Such commitment to purchase may be viewed as a senior security, and will be marked to market and reflected in Account QB's Accumulation Unit Value daily from the commitment date. Delivery and payment may be at a future date beyond customary settlement time. It is the customary practice of Account QB to make when-issued or TBA purchases for settlement no more than 90 days beyond the commitment date.

While it is TAMIC's intention to take physical delivery of these securities, offsetting transactions may be made prior to settlement, if it is advantageous to do so. Account QB does not make payment or begin to accrue interest on these securities until settlement date. In order to invest its assets pending settlement, Account QB will normally invest in short-term money market instruments and other securities maturing no later than the scheduled settlement date.

Account QB does not intend to purchase when-issued securities for speculative or "leverage" purposes. When Account QB commits to purchase a when-issued security, it will set aside liquid securities equal in value to the purchase cost of the when-issued securities.

TAMIC believes that purchasing securities in this manner will be advantageous to Account QB. However, this practice does entail certain risks, namely the default of the counterparty on its obligation to deliver the security as scheduled. In this event, Account QB would endure a loss (or gain) equal to the price appreciation (or depreciation) in value from the commitment date. TAMIC employs a rigorous credit quality procedure in determining the counterparties with which it will deal in when-issued securities and, in some circumstances, will require the counterparty to post cash or some other form of security as margin to protect the value of its delivery obligation pending settlement.

Account QB may also purchase and sell interest rate futures contracts to hedge against changes in interest rates that might otherwise have an adverse effect upon the value of Account QB's securities. Hedging by use of interest rate futures seeks to establish, with more certainty than would otherwise be possible, the effective rate of return on portfolio securities. When hedging is successful, any depreciation in the value of portfolio securities will substantially be offset by appreciation in the value of the futures position. Conversely, any appreciation in the value of the portfolio securities will substantially be offset by depreciation in the value of the futures position.

Account QB will not purchase or sell futures contracts for which the aggregate initial margin exceeds 5% of the fair market value of its assets, after taking into account unrealized profits and losses on any such contracts which it has entered into. At no time will Account QB's transactions in futures contracts be employed for speculative purposes. When a futures contract is purchased, Account QB will set aside liquid securities equal to the total market value of the futures contract, less the amount of the initial margin.

All interest rate futures contracts will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). To ensure that its futures transactions meet FTC standards, Account QB will enter into futures contracts for hedging purposes only (i.e., for the purposes or with the intent specified in CFTC regulations and interpretations, subject to the requirements of the SEC). For a more detailed discussion of financial futures contracts and associated risks, please see the Statement of Additional Information.

RISK FACTORS

The Board of Managers will weigh considerations of risks, yield and ratings in implementing Account QB's fundamental investment policies. There are no specific criteria with regard to quality or ratings of the investments of Account QB, but it is anticipated that they will be of investment grade or its equivalent. There may or may not be more risk in investing in debt instruments where there are no specific criteria with regard to quality or ratings of the investments.

The yield on debt instruments over a period of time should reflect prevailing interest rates, which depend on a number of factors, including government action in the capital markets, government fiscal and monetary policy, needs of businesses for capital goods for expansion, and investor expectations as to future inflation. The yield on a particular debt instrument is also affected by the risk that the issuer will be unable to pay principal and interest.

FUNDAMENTAL INVESTMENT POLICIES

The fundamental investment policies of Account QB permit it to:

     1. invest up to 15% of the value of its assets in the securities of any one issuer (exclusive of obligations of the United States government and its instrumentalities, for which there is no limit);

     2. borrow from banks in amounts of up to 5% of its assets, but only for emergency purposes;

     3. purchase interests in real estate represented by securities for which there is an established market;

     4. make loans through the acquisition of a portion of a privately placed issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors;

     5. acquire up to 10% of the voting securities of any one issuer (it is the present practice of Account QB not to exceed 5% of the voting securities of any one issuer); and

     6. make purchases on margin in the form of short-term credits which are necessary for the clearance of transactions; and place up to 5% of its net asset value in total margin deposits for positions in futures contracts.

           THE TRAVELERS MONEY MARKET ACCOUNT FOR VARIABLE ANNUITIES
                                  (ACCOUNT MM)
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INVESTMENT OBJECTIVE

The basic investment objective of Account MM is preservation of capital, a high degree of liquidity and the highest possible current income available from certain short-term money market securities. Account MM restricts its investment portfolio to only the securities listed below. As is true with all investment companies, there can be no assurance that Account MM's objectives will be achieved. An investment in Account MM is neither insured nor guaranteed by the U.S. Government. Account MM's assets will be invested in the following types of securities.

1. Marketable obligations issued or guaranteed by the United States government, its agencies, authorities or instrumentalities. These include issues of the United States Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies, authorities and instrumentalities established under the authority of an act of Congress. The latter issues include, but are not limited to, obligations of the Tennessee Valley Authority, the Bank for Cooperatives, the Federal Intermediate Credit Banks, Federal Land Banks and the Federal National Mortgage Association. Obligations issued or guaranteed by the United States government, its agencies, authorities or instrumentalities may be supported by the full faith and credit of the United States Treasury; by the right of the issuer to borrow from the United States Treasury; by discretionary authority of the United States government to purchase an agency's, authority's or instrumentalities' obligations and in some instances, solely by the credit of the United States government agency, authority or instrumentality. No assurance can be given that the United States government will provide financial support to such United States government sponsored agencies, authorities or instrumentalities in the future, since it is not obligated to do so by law. Account MM will invest in such securities only when satisfied that the credit risk with respect to the issuer (or guarantor) is minimal. Interest or discount rates on agency securities are closely related to rates on Treasury bills.

2. Certificates of Deposit and Banker's Acceptances of banks having total assets of more than $1 billion which are members of the Federal Deposit Insurance Corporation. Certificates of Deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market before maturity. The Federal Deposit Insurance Corporation does not insure Certificates of Deposit to the extent they are in excess of $100,000 per customer. Banker's Acceptances usually arise from short-term credit arrangements drawn on a bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank which, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturity for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Account MM may invest in securities of foreign branches of United States banks, payable in United States dollars, which meet the foregoing requirements. Obligations of foreign branches of United States banks are subject to additional risks beyond those of domestic branches of United States banks. These additional risks include foreign economic and political developments, foreign governmental restrictions which may adversely affect payment of principal and interest on obligations, foreign withholding and other taxes on interest income, and difficulties in obtaining and enforcing a judgment against a foreign branch of a domestic bank. In addition, different risks may result from the fact that foreign branches of United States banks are not necessarily subject to the types of requirements that apply to domestic branches of United States banks with respect to mandatory reserves, loan limitations, examinations, accounting, auditing, recordkeeping and the public availability of information.

3. Commercial Paper rated A-1 by Standard and Poor's Corporation or Prime-1 by Moody's Investor Services, Inc. For a more detailed discussion of the characteristics of commercial paper ratings, please see the Statement of Additional Information.

4. Repurchase agreements with national banks or reporting broker dealers involving marketable obligations of or guaranteed by the United States government, its agencies, authorities or instrumentalities. A repurchase agreement is an agreement in which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. It may also be viewed as the loan of money by Account MM to the seller. The resale price is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time Account MM is invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will Account MM invest in repurchase agreements for more than one year. The securities which are subject to repurchase agreements may, however, have maturity dates in excess of one year from the effective date of the repurchase agreement. Account MM will always receive, as collateral, securities whose market value, including accrued interest, will be at least equal to 102% of the dollar amount invested by Account MM in each agreement and will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the Custodian. If the seller defaults, Account MM might incur a loss if the value of the collateral securing the repurchase agreement declines, and Account MM might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by Account MM may be delayed or limited. Account MM's Board of Managers will evaluate the creditworthiness of any banks or broker dealers with which Account MM engages in repurchase agreements by setting guidelines and standards of review for Account MM's investment adviser and monitoring the adviser's actions with regard to repurchase agreements for Account MM.

RISK FACTORS

The market value of Account MM's investments tends to decrease during periods of rising interest rates and to increase during intervals of falling interest rates, with corresponding fluctuations in Account MM's net income. In order to minimize the fluctuations in market values to which interest-paying obligations are subject, Account MM concentrates its investments in relatively short-term securities, and in no event does the maturity date of an obligation exceed one year from the date of Account MM's purchase.

Return is aided both by Account MM's ability to make investments in large denominations and by its efficiencies of scale. Also, Account MM may seek to improve portfolio income by selling certain portfolio securities before maturity date in order to take advantage of yield disparities that occur in money markets. Account MM may purchase and sell marketable obligations of or guaranteed by the United States government, its agencies, authorities or instrumentalities on a when-issued or delayed delivery basis, with such purchases possibly occurring as much as a month before actual delivery and payment.

FUNDAMENTAL INVESTMENT POLICIES

The fundamental investment policies of Account MM permit it to:

     1. invest up to 25% of its assets in the securities of issuers in any single industry (exclusive of securities issued by domestic banks and savings and loan associations, or securities issued or guaranteed by the United States government, its agencies, authorities or instrumentalities); neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for the purpose of this restriction;

     2. invest up to 5% of its assets in the securities of any one issuer, other than securities issued or guaranteed by the United States Government. However, Account MM may invest up to 25% of its total assets in first tier securities, as defined in Rule 2a-7, of a single issuer for a period of up to three business days after the purchase thereof;

     3. acquire up to 10% of the outstanding securities of any one issuer (exclusive of securities issued or guaranteed by the United States government, its agencies or instrumentalities);

     4. borrow money from banks on a temporary basis in an aggregate amount not to exceed one third of Account MM's assets (including the amount borrowed); and

     5. pledge, hypothecate or transfer, as security for indebtedness, any securities owned or held by Account MM as may be necessary in connection with any borrowing mentioned above and in an aggregate amount of up to 5% of Account MM's assets.

              THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT
                     FOR VARIABLE ANNUITIES (ACCOUNT TGIS)
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INVESTMENT OBJECTIVE

The basic investment objective of Account TGIS is to seek long-term accumulation of principal through capital appreciation and retention of net investment income. In selecting its objective, short-term gains may also be realized. The assets of Account TGIS generally will be fully invested in a portfolio of equity securities, mainly common stocks, spread over industries and companies. However, when it is determined that investments of other types may be advantageous on the basis of combined considerations of risk, income and appreciation, investments may be made in bonds, notes or other evidence of indebtedness, issued publicly or placed privately, of a type customarily purchased for investment by institutional investors, including United States government securities. These investments in other than equity securities generally would not have a prospect of long-term appreciation, and are temporary for defensive purposes. Such investments may or may not be convertible into stock or be accompanied by stock purchase options or warrants for the purchase of stock.

Account TGIS will use exchange-traded financial futures contracts consisting of stock index futures contracts and futures contracts on debt securities ("interest rate futures") to facilitate market timed moves, and as a hedge to protect against changes in stock prices or interest rates. A stock index futures contract is a contractual obligation to buy or sell a specified index of stocks at a future date for a fixed price. An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. These contracts would obligate Account TGIS, at maturity of the contracts, to purchase or sell certain securities at specified prices or to make cash settlements. In general, moves in a market-timed investment strategy may require the purchase or sale of large amounts of securities in a short period of time. This purchase or sale could result in substantial transaction costs and perhaps higher borrowing in Account TGIS to provide funds needed for transfer to the other timed accounts prior to the five-day settlement period for stock sales. Alternatively, common stock exposure can be increased or decreased in a more timely, cost-effective fashion by buying or selling stock index futures. By transacting in such futures when a market timing move is called, the investment adviser can create the ability to buy or sell actual common stocks with less haste and at lower transaction costs. As the actual stocks are bought or sold, the futures positions would simply be eliminated.

Account TGIS may also purchase and sell interest rate futures to hedge against changes in interest rates that might otherwise have an adverse effect upon the value of Account TGIS's securities. Hedging by use of interest rate futures seeks to establish, with more certainty than would otherwise be possible, the effective rate of return on portfolio securities. When hedging is successful, any depreciation in the value of portfolio securities will substantially be offset by appreciation in the value of the futures position. Conversely, any appreciation in the value of portfolio securities will substantially be offset by depreciation in the value of the futures position.

Account TGIS will not purchase or sell futures contracts for which the aggregate initial margin exceeds 5% of the fair market value of its assets, after taking into account unrealized profits and losses on any such contracts it has entered into. At no time will Account TGIS's transactions in such financial futures be used for speculative purposes. When a futures contract is purchased, Account TGIS will set aside liquid securities equal to the total market value of the futures contract, less the amount of the initial margin.

All financial futures contracts will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). To ensure that its futures transactions meet CFTC standards, Account TGIS will enter into futures contracts for hedging purposes only (i.e., for the purposes or with the intent specified in CFTC regulations and interpretations, subject to the requirements of the SEC). For a more detailed discussion of financial futures contracts and associated risks, please see the Statement of Additional Information.

Account TGIS may write covered call options on portfolio securities for which call options are available and which are listed on a national securities exchange. It may also purchase index or individual equity call options as an alternative to holding stocks or stock index futures, or purchase index or individual equity put options as a defensive measure. For a detailed discussion of options contracts and associated risks, please see the Statement of Additional Information.

RISK FACTORS

It must be recognized that there are risks inherent in the ownership of any security. The investment experience on equity investments over time will tend to reflect levels of stock market prices and dividend payouts. Both are affected by diverse factors including not only business conditions and investor confidence in the economy, but current conditions in a particular industry or company. Equity securities are subject to financial risks relating to the earning stability and overall financial soundness of an issue. They are also subject to market risks relating to the effect of general changes in the securities market on the price of a security. In addition, there are risks inherent in Account TGIS as an investment alternative used by Market Timing Services. (See "Market Timing Risks.")

FUNDAMENTAL INVESTMENT POLICIES

The fundamental investment policies of Account TGIS are the same as Account GIS. (See "Account GIS -- Fundamental Investment Policies.")

                  THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT
                      FOR VARIABLE ANNUITIES (ACCOUNT TSB)
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INVESTMENT OBJECTIVE

The investment objective of Account TSB is to generate high current income with limited price volatility while maintaining a high degree of liquidity. As is true with all investment companies, there can be no assurance that Account TSB's objectives will be achieved. Account TSB's assets will be invested in the following types of securities. The final maturity of any asset will not exceed three years and the average maturity of the total portfolio is expected to be nine months.

1. Marketable obligations issued or guaranteed by the United States government, its agencies, authorities or instrumentalities. These include issues of the United States Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies, authorities and instrumentalities established under the authority of an act of Congress. The latter issues include, but are not limited to, obligations of the Tennessee Valley Authority, the Bank for Cooperatives, the Federal Intermediate Credit Banks, Federal Land Banks and the Federal National Mortgage Association. Obligations issued or guaranteed by the United States government, its agencies, authorities or instrumentalities may be supported by the full faith and credit of the United States Treasury; by the right of the issuer to borrow from the United States Treasury; by discretionary authority of the United States government to purchase an agency's, authority's or instrumentalities' obligations and in some instances, solely by the credit of the United States government agency, authority or instrumentality. No assurance can be given that the United States government will provide financial support to such United States government sponsored agencies, authorities or instrumentalities in the future, since it is not obligated to do so by law. Account TSB will invest in such securities only when satisfied that the credit risk with respect to the issuer (or guarantor) is minimal. Interest or discount rates on agency securities are closely related to rates on Treasury bills.

2. Certificates of Deposit and Banker's Acceptances of banks having total assets of more than $1 billion which are members of the Federal Deposit Insurance Corporation. Certificates of Deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market before maturity. The Federal Deposit Insurance Corporation does not insure Certificates of Deposit to the extent they are in excess of $100,000 per customer. Banker's Acceptances usually arise from short-term credit arrangements drawn on a bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank which, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturity for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Account TSB may invest in securities payable in United States dollars of foreign branches of United States banks which meet the foregoing requirements and in Euro Certificates of Deposit, which are certificates of deposit issued by banks outside of the United States, with interest and principal paid in U.S. dollars. Obligations of foreign banks and foreign branches of United States banks are subject to additional risks than those of domestic branches of United States banks. These additional risks include foreign economic and political developments, foreign governmental restrictions which may adversely affect payment of principal and interest on obligations, foreign withholding and other taxes on interest income, and difficulties in obtaining and enforcing a judgment against a foreign bank or a foreign branch of a domestic bank. In addition, different risks may result from the fact that foreign banks or foreign branches of United States banks are not necessarily subject to the types of requirements that apply to domestic branches of United States banks with respect to mandatory reserves, loan limitations, examinations, accounting, auditing, recordkeeping and the public availability of information.

3. Commercial Paper rated A-1 by Standard and Poor's Corporation or Prime-1 by Moody's Investor Services, Inc. For a more detailed discussion of the characteristics of commercial paper ratings, please see the Statement of Additional Information.

4. Repurchase agreements with national banks and reporting broker dealers involving marketable obligations of or guaranteed by the United States government, its agencies, authorities or instrumentalities. A repurchase agreement is an agreement in which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. It may also be viewed as the loan of money by Account TSB to the seller. The resale price is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time Account TSB is invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will Account TSB invest in repurchase agreements for more than one year. The securities which are subject to repurchase agreements may, however, have maturity dates in excess of one year from the effective date of the repurchase agreement. Account TSB will always receive, as collateral, securities whose market value, including accrued interest, will be at least equal to 102% of the dollar amount invested by Account TSB in each agreement and will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the Custodian. If the seller defaults, Account TSB might incur a loss if the value of the collateral securing the repurchase agreement declines, and Account TSB might incur disposition costs in connection with liquidating the collateral.

In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by Account TSB may be delayed or limited. Account TSB's Board of Managers will evaluate the creditworthiness of any banks or broker dealers with which Account TSB engages in repurchase agreements by setting guidelines and standards of review for Account TSB's investment adviser and monitoring the adviser's actions with regard to repurchase agreements for Account TSB.

5. Short-term notes, bonds, debentures and other debt instruments issued or guaranteed by an entity with a bond rating of at least AA by S&P or Aa by Moody's, and with final maturities of such short-term instruments normally limited to eighteen months at the time of purchase.

RISK FACTORS

The market value of Account TSB's investments tends to decrease during periods of rising interest rates and to increase during intervals of falling interest rates, with corresponding fluctuations in Account TSB's net income. In order to minimize the fluctuations in market values to which interest-paying obligations are subject, Account TSB concentrates its investments in relatively short-term securities, and in no event does the maturity date of an obligation exceed three years from the date of Account TSB's purchase. There can be no assurance that, upon redemption, Account TSB's net asset value will be equal to or greater than the net asset value at the time of purchase.

Return is aided both by Account TSB's ability to make investments in large denominations and by its efficiencies of scale. Also, Account TSB may seek to improve portfolio income by selling certain portfolio securities before the maturity date in order to take advantage of yield disparities that occur in money markets. Account TSB may purchase and sell marketable obligations of or guaranteed by the United States government, its agencies, authorities or instrumentalities on a when-issued or delayed delivery basis, with such purchases possibly occurring as much as a month before actual delivery and payment. In addition, there are risks inherent in Account TSB as an investment alternative used by market timing services. (See "Market Timing Risks.")

FUNDAMENTAL INVESTMENT POLICIES

The fundamental investment policies of Account TSB permit it to:

     1. invest up to 25% of its assets in the securities of issuers in any single industry (exclusive of securities issued by domestic banks and savings and loan associations, or securities issued or guaranteed by the United States government, its agencies, authorities or instrumentalities); neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for the purpose of this restriction;

     2. invest up to 10% of its assets in the securities of any one issuer, including repurchase agreements with any one bank or dealer (exclusive of securities issued or guaranteed by the United States government, its agencies or instrumentalities);

     3. acquire up to 10% of the outstanding securities of any one issuer (exclusive of securities issued or guaranteed by the United States government, its agencies or instrumentalities);

     4. borrow money from banks on a temporary basis in an aggregate amount not to exceed one third of Account TSB's assets (including the amount borrowed); and

     5. pledge, hypothecate or transfer, as security for indebtedness, any securities owned or held by Account TSB as may be necessary in connection with any borrowing mentioned above and in an aggregate amount of up to 5% of Account TSB's assets.

                  THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT
                      FOR VARIABLE ANNUITIES (ACCOUNT TAS)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The investment objective of Account TAS is to seek growth of capital by investing primarily in a broadly diversified portfolio of common stocks.

In selecting investments for the portfolio, TIMCO identifies stocks which appear to be undervalued. A proprietary computer model reviews over one-thousand stocks using fundamental and technical criteria such as price relative to book value, earnings growth and momentum, and the change in price relative to a broad composite stock index.

Computer-aided analysis may also be utilized to match certain characteristics of the portfolio, such as industry sector representation, to the characteristics of a market index, or to impose a tilt toward certain attributes. Although Account TAS currently focuses on mid-sized domestic companies with market capitalizations that fall between $500 million and $10 billion, Account TAS may invest in smaller or larger companies without limitation. The prices of mid-sized company stocks and smaller company stocks may fluctuate more than those of larger company stocks.

It is the policy of Account TAS to invest its assets as fully as practicable in common stocks, securities convertible into common stocks and securities having common stock characteristics, including rights and warrants selected primarily for prospective capital growth. Account TAS may invest in domestic, foreign and restricted securities.

When market conditions warrant, Account TAS may adopt a defensive position to preserve shareholders' capital by investing in money market instruments. Such instruments, which must mature within one year of their purchase, consist of U.S. government securities; instruments of banks which are members of the Federal Deposit Insurance Corporation and have assets of at least $1 billion, such as certificates of deposit, demand and time deposits and bankers' acceptances; prime commercial paper, including master demand notes; and repurchase agreements secured by U.S. government securities.

Account TAS will use exchange-traded financial futures contracts consisting of stock index futures contracts and futures contracts on debt securities ("interest rate futures") to facilitate market timed moves, and as a hedge to protect against changes in stock prices or interest rates. A stock index futures contract is a contractual obligation to buy or sell a specified index of stocks at a future date for a fixed price. An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price.

In general, moves in a market-timed investment strategy may require the purchase or sale of large amounts of securities in a short period of time. This purchase or sale could result in substantial transaction costs and perhaps higher borrowing in Account TAS to provide funds needed for transfer to other timed accounts prior to the five-day settlement period for stock sales. Alternatively, common stock exposure can be increased or decreased in a more timely, cost-effective fashion by buying or selling stock index futures. By transacting in such futures when a market timing move is called, TIMCO can create the ability to buy or sell actual common stocks with less haste and at lower transaction costs. As the actual stocks are bought or sold, the futures positions would simply be eliminated.

Account TAS may also purchase and sell interest rate futures to hedge against changes in interest rates that might otherwise have an adverse effect upon the value of Account TAS's securities. Hedging by use of interest rate futures seeks to establish, with more certainty than would otherwise be possible, the effective rate of return on portfolio securities. When hedging is successful, any depreciation in the value of portfolio securities will substantially be offset by appreciation in the value of the futures position. Conversely, any appreciation in the value of portfolio securities will substantially be offset by depreciation in the value of the futures position.

Account TAS will not purchase or sell futures contracts for which the aggregate initial margin exceeds 5% of the fair market value of its assets, after taking into account unrealized profits and losses on any such contracts which it has entered into. When a futures contract is purchased, Account TAS will set aside liquid securities equal to the total market value of the futures contract, less the amount of the initial margin. At no time will Account TAS's transactions in such futures be used for speculative purposes.

All financial futures contracts will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). To ensure that its futures transactions meet CFTC standards, Account TAS will enter into futures contracts for hedging purposes only (i.e., for the purposes or with the intent specified in CFTC regulations and interpretations, subject to the requirements of the SEC). For a more detailed discussion of financial futures contracts and associated risks, please see the Statement of Additional Information.

Account TAS may write covered call options on portfolio securities for which call options are available and which are listed on a national securities exchange. It may also purchase index or individual equity call options as an alternative to holding stocks or stock index futures, or purchase index or individual equity put options as a defensive measure. For a detailed discussion of options contracts and associated risks, please see the Statement of Additional Information.

RISK FACTORS

There can, of course, be no assurance that Account TAS will achieve its investment objective since there is uncertainty in every investment. Equity securities are subject to financial risks relating to the earning stability and overall financial soundness of an issue. They are also subject to market risks relating to the effect of general changes in the securities market on the price of a security. In addition, there may be more risk associated with Account TAS to the extent that it invests in small or mid-sized companies. More risk is associated with investment in small or mid-sized companies than with larger companies because such companies may be dependent on only one or two products and may be more vulnerable to competition from larger companies with greater resources and to economic conditions affecting their market sector. Small or mid-sized companies may be new, without long business or management histories, and perceived by the market as unproven. Their securities may be held primarily by insiders or institutional investors, which may affect marketability. The prices of these stocks often fluctuate more than the overall stock market. In addition, there are risks inherent in Account TAS as an investment alternative used by Market Timing Services. (See "Market Timing Risks.")

FUNDAMENTAL INVESTMENT POLICIES

The fundamental investment policies of Account TAS permit it to:

     1. invest up to 5% of its assets in the securities of any one issuer;

     2. borrow money from banks in amounts of up to 10% of its assets, but only as a temporary measure for emergency or extraordinary purposes;

     3. pledge up to 10% of its assets to secure borrowings;

     4. invest up to 25% of its assets in the securities of issuers in the same industry; and

     5. invest up to 10% of its assets in repurchase agreements maturing in more than seven days and securities for which market quotations are not readily available.

            THE TRAVELERS TIMED BOND ACCOUNT FOR VARIABLE ANNUITIES
                                  (ACCOUNT TB)
--------------------------------------------------------------------------------

NOTE: The Travelers Timed Bond Account is not currently available to new contract owners in most states.

INVESTMENT OBJECTIVE

The investment objective of Account TB is to seek current income and total return. To achieve this objective, Account TB invests primarily in direct obligations of highest credit quality: obligations of the United States, and its instrumentalities, and in obligations issued or guaranteed by Federal Agencies which are independent corporations sponsored by the United States and which are subject to its general supervision, but which do not carry the full faith and credit obligations of the United States.

Direct obligations of the United States include Treasury bills which are issued on a discount basis with a maturity of one year or less, Treasury Notes which have maturities at issuance between one and ten years, and Treasury Bonds which have maturities at issuance greater than ten years. Instrumentalities of the United States whose debt obligations are backed by its full faith and credit, include: Government National Mortgage Association, Federal Housing Administration, Farmers Homes Administration, Export-Import Bank of the United States, Small Business Administration, General Services Administration, Maritime Administration, District of Columbia Armory Board, Farm Credit System Financial Assistance Corporation, Federal Financing Bank and Washington Metropolitan Area Transit Authority Bonds. Federal Agencies include: Farm Credit System, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Student Loan Marketing Association.

Account TB intends to be fully invested at all times; however, when market conditions warrant, Account TB may invest temporarily in money market instruments. Such instruments, which must mature within one year of their purchase, consist of U.S. government securities; instruments of banks which are members of the Federal Deposit Insurance Corporation and have assets of at least $1 billion, such as certificates of deposit, demand and time deposits and bankers' acceptances; prime commercial paper, including master demand notes; and repurchase agreements secured by U.S. government securities.

Account TB may from time to time commit to purchase new-issue government or agency securities on a "when-issued" or "to be announced" ("TBA") basis ("when-issued securities"). The prices of such securities will be fixed at the time the commitment to purchase is made, and may be expressed in either dollar price or yield maintenance terms. Such commitment may be viewed as a senior security, and will be marked to market and reflected in Account TB's Accumulation Unit

Value daily from the commitment date. Delivery and payment may be at a future date beyond customary settlement time. It is the customary practice of Account TB to make when-issued or TBA purchases for settlement no more than 90 days beyond the commitment date.

While it is TAMIC's intention to take physical delivery of these securities, offsetting transactions may be made prior to settlement, if it is advantageous to do so. Account TB does not make payment or begin to accrue interest on these securities until settlement date. In order to invest its assets pending settlement, Account TB will normally invest in short-term money market instruments and other securities maturing no later than the scheduled settlement date.

Account TB does not intend to purchase when-issued securities for speculative or "leverage" purposes. Consistent with Section 18 of the 1940 Act and the General Policy Statement of the SEC thereunder, when Account TB commits to purchase a when-issued security, it will identify and place in a segregated account high-grade money market instruments and other liquid securities equal in value to the purchase cost of the when-issued securities.

TAMIC believes that purchasing securities in this manner will be advantageous to Account TB. However, this practice does entail certain risks, namely the default of the counterparty on its obligation to deliver the security as scheduled. In this event, Account TB would endure a loss (gain) equal to the price appreciation (depreciation) in value from the commitment date. TAMIC employs a rigorous credit quality procedure in determining the counterparties with which it will deal in when-issued securities and, in some circumstances, will require the counterparty to post cash or some other form of security as margin to protect the value of its delivery obligation pending settlement.

Account TB may seek to preserve capital by writing covered call options on securities which it owns. Such an option on an underlying security would obligate Account TB to sell, and give the purchaser of the option the right to buy, that security at a stated exercise price at any time until the stated expiration date of the option.

Account TB will use exchange-traded financial futures contracts consisting of futures contracts on debt securities ("interest rate futures") to facilitate market timed moves, and as a hedge to protect against changes in interest rates. An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. These contracts would obligate Account TB, at maturity of the contracts, to purchase or sell certain securities at specified prices or to make cash settlements.

In general, moves in a market timed investment strategy may require the purchase or sale of large amounts of securities in a short period of time. This purchase or sale could result in substantial transaction costs and perhaps higher borrowing in Account TB to provide funds needed for transfer to Account TSB. Alternatively, debt security exposure can be increased or decreased in a more timely, cost-effective fashion by buying or selling interest rate futures. By transacting in such futures when a market timing move is called, TAMIC can create the ability to buy or sell actual debt securities with less haste and at lower transaction costs. As the actual debt securities are bought or sold, the futures positions would simply be eliminated.

Account TB may also purchase and sell interest rate futures to hedge against changes in interest rates that might otherwise have an adverse effect upon the value of Account TB's securities. Hedging by use of interest rate futures seeks to establish, with more certainty than would otherwise be possible, the effective rate of return on portfolio securities. When hedging is successful, any depreciation in the value of portfolio securities will substantially be offset by appreciation in the value of the futures position. Conversely, any appreciation in the value of the portfolio securities will substantially be offset by depreciation in the value of the futures position.

Account TB will not purchase or sell futures contracts for which the aggregate initial margin exceeds 5% of the fair market value of its assets, after taking into account unrealized profits and losses on any such contracts which it has entered into. At no time will Account TB's transactions in futures contracts be employed for speculative purposes. When a futures contract is purchased,

Account TB will set aside liquid securities equal to the total market value of the futures contract, less the amount of the initial margin.

All interest rate futures contracts will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). To ensure that its futures transactions meet CFTC standards, Account TB will enter into futures contracts for hedging purposes only (i.e., for the purposes or with the intent specified in CFTC regulations and interpretations, subject to the requirements of the SEC). For a more detailed discussion of financial futures contracts and associated risks, please see the Statement of Additional Information.

RISK FACTORS

There can, of course, be no assurance that Account TB will achieve its investment objective since there is uncertainty in every investment. U.S. Government securities are considered among the safest of fixed-income investments. As a result, however, their yields are generally lower than the yields available from corporate debt securities. The value of the portfolio securities of Account TB will fluctuate based on market conditions and interest rates. Interest rates depend on a number of factors, including government action in the capital markets, government fiscal and monetary policy, needs of businesses for capital goods for expansion, and investor expectations as to future inflation. An increase in interest rates will generally reduce the value of debt securities, and conversely a decline in interest rates will generally increase the value of debt securities. In addition, there are risks inherent in Account TB as an investment alternative used by Market Timing Services. (See "Market Timing Risks.")

FUNDAMENTAL INVESTMENT POLICIES

The fundamental investment policies of Account TB permit it to:

     1. invest up to 5% of its assets in the securities of any one issuer (exclusive of securities of the United States government, its agencies or instrumentalities, for which there is no limit);

     2. borrow money from banks in amounts of up to 10% of its assets, but only as a temporary measure for emergency or extraordinary purposes;

     3. pledge up to 10% of its assets to secure borrowings;

     4. invest up to 25% of its assets in the securities of issuers in the same industry (exclusive of securities of the U.S. government, its agencies or instrumentalities, for which there is no limit); and

     5. invest up to 10% of its assets in repurchase agreements maturing in more than seven days.

                                   APPENDIX A
--------------------------------------------------------------------------------

                               THE FIXED ACCOUNT

The Fixed Account is secured by part of the general assets of the Company. The general assets of the Company include all assets of the Company other than those held in the Separate Account or any other separate account sponsored by the Company or its affiliates.

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Under the Fixed Account, the Company assumes the risk of investment gain or loss, guarantees a specified interest rate, and guarantees a specified periodic annuity payment. The investment gain or loss of the Separate Account or any of the funding options does not affect the Fixed Account portion of the contract owner's contract value, or the dollar amount of fixed annuity payments made under any payout option.

We guarantee that, at any time, the Fixed Account contract value will not be less than the amount of the purchase payments allocated to the Fixed Account, plus interest credited as described above, less any applicable premium taxes or prior surrenders. If the contract owner effects a surrender, the amount available from the Fixed Account will be reduced by any applicable withdrawal charge as described under "Charges and Deductions" in this prospectus.

Purchase payments allocated to the Fixed Account and any transfers made to the Fixed Account become part of the Company's general account which supports insurance and annuity obligations. Neither the general account nor any interest therein is registered under, nor subject to the provisions of the Securities Act of 1933 or Investment Company Act of 1940. We will invest the assets of the Fixed Account at our discretion. Investment income from such Fixed Account assets will be allocated to us and to the Contracts participating in the Fixed Account.

Investment income from the Fixed Account allocated to us includes compensation for mortality and expense risks borne by us in connection with Fixed Account Contracts. The amount of such investment income allocated to the Contracts will vary from year to year in our sole discretion at such rate or rates as the Company prospectively declares from time to time.

The initial rate for any allocations into the Fixed Account is guaranteed for one year from the date of such allocation. Subsequent renewal rates will be guaranteed for the calendar quarter. We also guarantee that for the life of the Contract we will credit interest at not less than 3% per year. Any interest credited to amounts allocated to the Fixed Account in excess of 3% per year will be determined in our sole discretion. You assume the risk that interest credit to the Fixed Account may not exceed the minimum guarantee of 3.5% for any given year.

TRANSFERS

You may make transfers from the Fixed Account to any other available funding option(s) twice a year during the 30 days following the semiannual anniversary of the Contract effective date. The transfers are limited to an amount of up to 15% of the Fixed Account Value on the semiannual Contract effective date anniversary. (This restriction does not apply to transfers from the Dollar Cost Averaging Program.) Amounts previously transferred from the Fixed Account to other funding options may not be transferred back to the Fixed Account for a period of at least 6 months from the date of transfer. We reserve the right to waive either of these restrictions.

Automated transfers from the Fixed Account to any of the funding options may begin at any time. Automated transfers from the Fixed Account may not deplete your Fixed Account value in a period of less than twelve months from your enrollment in the Dollar Cost Averaging program.

                                                                        APPENDIX
                                                                               B
                     CONDENSED FINANCIAL INFORMATION
-------------------------------------------------------------------------

               THE TRAVELERS FUND U FOR VARIABLE ANNUITIES
                        ACCUMULATION UNIT VALUES

                                            1997                  1996                  1995                  1994
                                     -------------------   -------------------   -------------------   -------------------
                                        Q          NQ         Q          NQ         Q          NQ         Q          NQ
--------------------------------------------------------------------------------------------------------------------------

CAPITAL APPRECIATION FUND*
 Unit Value at beginning of year...   $ 3.034    $ 3.146    $ 2.396    $ 2.485    $ 1.779    $ 1.845    $ 1.892    $ 1.962
 Unit Value at end of year.........     3.779      3.920      3.034      3.146      2.396      2.485      1.779      1.845
 Number of units outstanding at end
   of year (thousands).............    84,250      9,791     64,294      7,828     45,979      4,415     40,160      3,605
HIGH YIELD BOND TRUST
 Unit Value at beginning of year...   $ 2.833    $ 2.863    $ 2.472    $ 2.498    $ 2.167    $ 2.189    $ 2.222    $ 2.245
 Unit Value at end of year.........     3.261      3.295      2.833      2.863      2.472      2.498      2.167      2.189
 Number of units outstanding at end
   of year (thousands).............     6,673        973      5,312        657      4,592        498      4,708        585
MANAGED ASSETS TRUST
 Unit Value at beginning of year...   $ 3.105    $ 3.342    $ 2.763    $ 2.975    $ 2.201    $ 2.369    $ 2.281    $ 2.455
 Unit Value at end of year.........     3.720      4.004      3.105      3.342      2.763      2.975      2.201      2.369
 Number of units outstanding at end
   of year (thousands).............    53,841      5,164     55,055      4,632     57,020      4,114     58,355      4,813

CAPITAL APPRECIATION FUND*
 Unit Value at beginning of year...   $ 1.665    $ 1.727
 Unit Value at end of year.........     1.892      1.962
 Number of units outstanding at end
   of year (thousands).............    30,003      2,825
HIGH YIELD BOND TRUST
 Unit Value at beginning of year...   $ 1.974    $ 1.994
 Unit Value at end of year.........     2.222      2.245
 Number of units outstanding at end
   of year (thousands).............     5,066        603
MANAGED ASSETS TRUST
 Unit Value at beginning of year...   $ 2.111    $ 2.273
 Unit Value at end of year.........     2.281      2.455
 Number of units outstanding at end
   of year (thousands).............    63,538      4,490

                                            1992                  1991                  1990                  1989
                                     -------------------   -------------------   -------------------   -------------------
                                        Q          NQ         Q          NQ         Q          NQ         Q          NQ
--------------------------------------------------------------------------------------------------------------------------

CAPITAL APPRECIATION FUND*
 Unit Value at beginning of year...   $ 1.433    $ 1.487    $ 1.075    $ 1.114    $ 1.157    $ 1.200    $ 1.015    $ 1.052
 Unit Value at end of year.........     1.665      1.727      1.433      1.487      1.075      1.114      1.157      1.200
 Number of units outstanding at end
   of year (thousands).............    16,453      1,020     12,703        887     11,356        553     12,038        495
HIGH YIELD BOND TRUST
 Unit Value at beginning of year...   $ 1.767    $ 1.785    $ 1.418    $ 1.433    $ 1.573    $ 1.590    $ 1.571    $ 1.588
 Unit Value at end of year.........     1.976      1.994      1.767      1.785      1.418      1.433      1.573      1.590
 Number of units outstanding at end
   of year (thousands).............     4,730        428      4,018        344      4,045        341      6,074        573
MANAGED ASSETS TRUST
 Unit Value at beginning of year...   $ 2.034    $ 2.189    $ 1.691    $ 1.821    $ 1.671    $ 1.799    $ 1.331    $ 1.433
 Unit Value at end of year.........     2.111      2.273      2.034      2.189      1.691      1.821      1.671      1.799
 Number of units outstanding at end
   of year (thousands).............    65,926      4,120     58,106      3,359     51,489      2.744     47,104      2,836

-----------------------------------------------------------------
CAPITAL APPRECIATION FUND*
 Unit Value at beginning of year...   $ 0.934    $ 0.968
 Unit Value at end of year.........     1.015      1.052
 Number of units outstanding at end
   of year (thousands).............    13,040        423
HIGH YIELD BOND TRUST
 Unit Value at beginning of year...   $ 1.388    $ 1.403
 Unit Value at end of year.........     1.571      1.588
 Number of units outstanding at end
   of year (thousands).............     5,783        676
MANAGED ASSETS TRUST
 Unit Value at beginning of year...   $ 1.234    $ 1.328
 Unit Value at end of year.........     1.331      1.433
 Number of units outstanding at end
   of year (thousands).............    46,809      3,316

 Q = Qualified
NQ = NonQualified
The financial statements of Fund U are contained in the Annual Report which should be read along with this information and which is incorporated by reference into the SAI. The consolidated financial statements of The Travelers Insurance Company and Subsidiaries are contained in the SAI.
* Prior to May 1, 1994, the Capital Appreciation Fund was known as the Aggressive Stock Trust.

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

                  THE TRAVELERS FUND U FOR VARIABLE ANNUITIES
                            ACCUMULATION UNIT VALUES

                                                                1997       1996       1995       1994       1993       1992
-----------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES PORTFOLIO (1/92)*
  Unit Value at beginning of period.........................  $  1.323   $  1.321   $  1.074   $  1.153   $  1.066   $  1.000
  Unit Value at end of period...............................     1.472      1.323      1.321      1.074      1.153      1.066
  Number of units outstanding at end of period
    (thousands).............................................    22,809     19,054     21,339     22,709     22,142      8,566
SOCIAL AWARENESS STOCK PORTFOLIO (5/92)*
  Unit Value at beginning of period.........................  $  1.731   $  1.461   $  1.109   $  1.153   $  1.086   $  1.000
  Unit Value at end of period...............................     2.176      1.731      1.461      1.109      1.153      1.086
  Number of units outstanding at end of year (thousands)....     9,539      6,355      4,841      3,499      2,920      1,332
UTILITIES PORTFOLIO (2/94)*
  Unit Value at beginning of period.........................  $  1.363   $  1.284   $  1.005   $  1.000         --         --
  Unit Value at end of period...............................     1.686      1.363      1.284      1.005         --         --
  Number of units outstanding at end of period
    (thousands).............................................    12,539     13,258     11,918      5,740         --         --
TEMPLETON BOND FUND (1/92)* (CLASS 1)
  Unit Value at beginning of year...........................  $  1.351   $  1.250   $  1.101   $  1.172   $  1.065   $  1.000
  Unit Value at end of year.................................     1.367      1.351      1.250      1.101      1.172      1.065
  Number of units outstanding at end of year (thousands)....    10,502     10,260     10,527     10,186      8,014      3,477
TEMPLETON STOCK FUND (1/92)* (CLASS 1)
  Unit Value at beginning of year...........................  $  2.001   $  1.655   $  1.338   $  1.385   $  1.047   $  1.000
  Unit Value at end of year.................................     2.211      2.001      1.655      1.338      1.385      1.047
  Number of units outstanding at end of year (thousands)....   180,876    154,614    122,937    101,462     43,847     10,433
TEMPLETON ASSET ALLOCATION FUND (1/92)* (CLASS 1)
  Unit Value at beginning of year...........................  $  1.815   $  1.546   $  1.277   $  1.333   $  1.070   $  1.000
  Unit Value at end of year.................................     2.070      1.815      1.546      1.277      1.333      1.070
  Number of units outstanding at end of year (thousands)....   124,603    113,809    107,460    103,407     51,893     13,888
FIDELITY VIP HIGH INCOME PORTFOLIO (2/92)*
  Unit Value at beginning of year...........................  $  1.766   $  1.568   $  1.316   $  1.354   $  1.138   $  1.000
  Unit Value at end of year.................................     2.052      1.766      1.568      1.316      1.354      1.138
  Number of units outstanding at end of year (thousands)....    48,895     40,309     32,601     25,813     17,381      4,875
FIDELITY VIP GROWTH PORTFOLIO (1/92)*
  Unit Value at beginning of year...........................  $  1.805   $  1.594   $  1.192   $  1.207   $  1.024   $  1.000
  Unit Value at end of year.................................     2.201      1.805      1.594      1.192      1.207      1.024
  Number of units outstanding at end of year (thousands)....   289,002    274,892    229,299    176,304    101,260     30,240
FIDELITY VIP EQUITY-INCOME PORTFOLIO (7/93)*
  Unit Value at beginning of period.........................  $  1.674   $  1.484   $  1.112   $  1.052   $  1.000         --
  Unit Value at end of period...............................     2.118      1.674      1.484      1.112      1.052         --
  Number of units outstanding at end of period
    (thousands).............................................   237,050    205,636    153,463     78,856     13,414         --
FIDELITY VIP II ASSET MANAGER PORTFOLIO (1/92)*
  Unit Value at beginning of year...........................  $  1.577   $  1.394   $  1.207   $  1.301   $  1.088   $  1.000
  Unit Value at end of year.................................     1.879      1.577      1.394      1.207      1.301      1.088
  Number of units outstanding at end of year (thousands)....   240,064    249,050    270,795    282,474    162,413     30,207
DREYFUS STOCK INDEX FUND (1/92)*
  Unit Value at beginning of year...........................  $  1.870   $  1.546   $  1.144   $  1.148   $  1.064   $  1.000
  Unit Value at end of year.................................     2.456      1.870      1.546      1.144      1.148      1.064
  Number of units outstanding at end of year (thousands)....   109,317     66,098     43,247     31,600     26,789     12,089
AMERICAN ODYSSEY INTERNATIONAL EQUITY FUND (5/93)*
  Unit Value at beginning of period.........................  $  1.534   $  1.274   $  1.084   $  1.180   $  1.000         --
  Unit Value at end of period...............................     1.592      1.534      1.274      1.084      1.180         --
  Number of units outstanding at end of period
    (thousands).............................................   143,959    121,896     70,364     47,096     16,944         --
AMERICAN ODYSSEY EMERGING OPPORTUNITIES FUND (5/93)*
  Unit Value at beginning of period.........................  $  1.460   $  1.526   $  1.168   $  1.079   $  1.000         --
  Unit Value at end of period...............................     1.541      1.460      1.526      1.168      1.079         --
  Number of units outstanding at end of period
    (thousands).............................................   162,146    122,877    103,815     73,838     27,011         --

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

                  THE TRAVELERS FUND U FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (CONTINUED)

                                                                1997       1996       1995       1994       1993       1992
-----------------------------------------------------------------------------------------------------------------------------
AMERICAN ODYSSEY CORE EQUITY FUND (6/93)*
  Unit Value at beginning of period.........................  $  1.647   $  1.354   $   .990   $  1.012   $  1.000         --
  Unit Value at end of period...............................     2.143      1.647      1.354       .990      1.012         --
  Number of units outstanding at end of period
    (thousands).............................................   185,895    170,552    137,330    100,082     37,136         --
AMERICAN ODYSSEY LONG-TERM BOND FUND (6/93)*
  Unit Value at beginning of period.........................  $  1.221   $  1.221   $   .990   $  1.085   $  1.000         --
  Unit Value at end of period...............................     1.352      1.221      1.221       .990      1.085         --
  Number of units outstanding at end of period
    (thousands).............................................   159,728    137,075    101,376     70,928     25,467         --
AMERICAN ODYSSEY INTERMEDIATE-TERM BOND FUND (6/93)*
  Unit Value at beginning of period.........................  $  1.157   $  1.128   $   .993   $  1.035   $  1.000         --
  Unit Value at end of period...............................     1.229      1.157      1.128       .993      1.035         --
  Number of units outstanding at end of period
    (thousands).............................................    86,914     78,211     68,878     50,403     19,564         --
AMERICAN ODYSSEY GLOBAL HIGH-YIELD BOND FUND** (5/93)*
  Unit Value at beginning of period.........................  $  1.129   $  1.102   $  1.006   $  1.020   $  1.000         --
  Unit Value at end of period...............................     1.183      1.129      1.102      1.006      1.020         --
  Number of units outstanding at end of period
    (thousands).............................................    48,929     44,077     24,416     17,611      8,201         --
SMITH BARNEY LARGE CAP VALUE PORTFOLIO (2/95)*
  (formerly Smith Barney Income and Growth Portfolio)
  Unit Value at beginning of period.........................  $  1.474   $  1.246   $  1.000         --         --         --
  Unit Value at end of period...............................     1.843      1.474      1.246         --         --         --
  Number of units outstanding at end of period
    (thousands).............................................    10,871      6,133      1,747         --         --         --
ALLIANCE GROWTH PORTFOLIO (2/95)*
  Unit Value at beginning of period.........................  $  1.640   $  1.284   $  1.000         --         --         --
  Unit Value at end of period...............................     2.091      1.640      1.284         --         --         --
  Number of units outstanding at end of period
    (thousands).............................................    19,535     10,809      2,498         --         --         --
SMITH BARNEY INTERNATIONAL EQUITY PORTFOLIO (2/95)*
  Unit Value at beginning of period.........................  $  1.321   $  1.137   $  1.000         --         --         --
  Unit Value at end of period...............................     1.339      1.321      1.137         --         --         --
  Number of units outstanding at end of period
    (thousands).............................................     7,634      5,777        593         --         --         --
PUTNAM DIVERSIFIED INCOME PORTFOLIO (3/95)*
  Unit Value at beginning of period.........................  $  1.206   $  1.128   $  1.000         --         --         --
  Unit Value at end of period...............................     1.282      1.206      1.128         --         --         --
  Number of units outstanding at end of period
    (thousands).............................................     5,171      2,375        774         --         --         --
SMITH BARNEY HIGH INCOME PORTFOLIO (3/95)*
  Unit Value at beginning of period.........................  $  1.256   $  1.124   $  1.000         --         --         --
  Unit Value at end of period...............................     1.412      1.256      1.124         --         --         --
  Number of units outstanding at end of period
    (thousands).............................................     1,307        553        138         --         --         --
MFS TOTAL RETURN PORTFOLIO (2/95)*
  Unit Value at beginning of period.........................  $  1.362   $  1.205   $  1.000         --         --         --
  Unit Value at end of period...............................     1.630      1.362      1.205         --         --         --
  Number of units outstanding at end of period
    (thousands).............................................    14,655      7,302      2,734         --         --         --
G.T. GLOBAL STRATEGIC INCOME PORTFOLIO*** (3/95)*
  Unit Value at beginning of period.........................  $  1.402   $  1.195   $  1.000         --         --         --
  Unit Value at end of period...............................     1.487      1.402      1.195         --         --         --
  Number of units outstanding at end of period
    (thousands).............................................       222        242        162         --         --         --

  * Represents date money was first applied to funding option through Separate Account.

 ** Formerly American Odyssey Short-Term Bond Fund. The name, investment objectives and investment subadviser were changed pursuant to a shareholder vote effective May 1, 1998.

*** Not currently available to new Contract Owners in most states.

The financial statements of Fund U are contained in the Annual Report which should be read along with this information and which is incorporated by reference into the SAI. The consolidated financial statements of The Travelers Insurance Company and Subsidiaries are contained in the SAI.

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES

 PER UNIT DATA FOR AN ACCUMULATION AND ANNUITY UNIT OUTSTANDING THROUGHOUT EACH
                                      YEAR

The following information on per unit data has been audited by Coopers & Lybrand L.L.P., independent accountants. Their report on the per unit data for each of the five years in the period ended December 31, 1997 is contained in the Account GIS Annual Report which should be read along with this information and which is incorporated by reference into the SAI. The consolidated financial statements of The Travelers Insurance Company and Subsidiaries are contained in the SAI.

CONTRACTS ISSUED ON OR AFTER TO MAY 16, 1983    1997       1996       1995       1994       1993       1992       1991       1990
-----------------------------------------------------------------------------------------------------------------------------------

SELECTED PER UNIT DATA
 Total investment income................      $   .228   $   .212    $  .205    $  .189    $  .184    $  .188    $  .198    $  .192
 Operating expenses.....................          .228       .175       .140       .115       .106       .098       .091       .079
                                              --------   --------    -------    -------    -------    -------    -------    -------
 Net investment income..................          .000       .037       .065       .074       .078       .090       .107       .113
 Unit Value at beginning of year........        11.371      9.369      6.917      7.007      6.507      6.447      5.048      5.295
 Net realized and change in unrealized gains
   (losses).............................         3.584      1.965      2.387      (.164)      .422      (.030)     1.292      (.360)
                                              --------   --------    -------    -------    -------    -------    -------    -------
 Unit Value at end of year..............      $ 14.955   $ 11.371    $ 9.369    $ 6.917    $ 7.007    $ 6.507    $ 6.447    $ 5.048
                                              ========   ========    =======    =======    =======    =======    =======    =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value...     $   3.58   $   2.00    $  2.45    $  (.09)   $   .50    $   .06    $  1.40    $  (.25)
 Ratio of operating expenses to average net
   assets...............................          1.70%      1.70%      1.70%      1.65%      1.57%      1.58%      1.58%      1.57%
 Ratio of net investment income to average
   net assets...........................           .00%       .36%       .79%      1.05%      1.15%      1.43%      1.86%      2.25%
 Number of units outstanding at end of year
   (thousands)..........................        29,545     27,578     26,688     26,692     28,497     29,661     26,235     19,634
 Portfolio turnover rate................            64%        85%        96%       103%        81%       189%       319%        54%
 Average Commission Rate Paid*..........      $   .051   $   .047         --         --         --         --         --         --
   CONTRACTS ISSUED PRIOR TO MAY 16, 1983       1997       1996       1995       1994       1993       1992       1991       1990
-----------------------------------------------------------------------------------------------------------------------------------
SELECTED PER UNIT DATA
 Total investment income................      $   .233   $   .216    $  .208    $  .192    $  .189    $  .192    $  .201    $  .199
 Operating expenses.....................          .201       .154       .123       .100       .092       .085       .077       .069
                                              --------   --------    -------    -------    -------    -------    -------    -------
 Net investment income..................          .032       .062       .085       .092       .097       .107       .124       .130
 Unit Value at beginning of year........        11.763      9.668      7.120      7.194      6.664      6.587      5.145      5.383
 Net realized and change in unrealized gains
   (losses).............................         3.715      2.033      2.463      (.166)      .433      (.030)     1.318      (.368)
                                              --------   --------    -------    -------    -------    -------    -------    -------
 Unit Value at end of year..............      $ 15.510   $ 11.763    $ 9.668    $ 7.120    $ 7.194    $ 6.664    $ 6.587    $ 5.145
                                              ========   ========    =======    =======    =======    =======    =======    =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value...     $   3.75   $   2.10    $  2.55    $  (.07)   $   .53    $   .08    $  1.44    $  (.24)
 Ratio of operating expenses to average net
   assets...............................          1.45%      1.45%      1.45%      1.41%      1.33%      1.33%      1.33%      1.33%
 Ratio of net investment income to average
   net assets...........................           .24%       .60%      1.02%      1.30%      1.40%      1.67%      2.11%      2.50%
 Number of units outstanding at end of year
   (thousands)..........................        15,194     16,554     17,896     19,557     21,841     22,516     24,868     28,053
 Portfolio turnover rate................            64%        85%        96%       103%        81%       189%       319%        54%
 Average commission rate paid*..........      $   0.51   $   .047         --         --         --         --         --         --


SELECTED PER UNIT DATA
 Total investment income................       $  .191    $  .168
 Operating expenses.....................          .095       .071
                                               -------    -------
 Net investment income..................          .096       .097
 Unit Value at beginning of year........         4.191      3.601
 Net realized and change in unrealized gains
   (losses).............................         1.008       .493
                                               -------    -------
 Unit Value at end of year..............       $ 5.295    $ 4.191
                                               =======    =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value...      $  1.10    $   .59
 Ratio of operating expenses to average net
   assets...............................          1.58%      1.58%
 Ratio of net investment income to average
   net assets...........................          2.33%      2.60%
 Number of units outstanding at end of year
   (thousands)..........................        15,707     12,173
 Portfolio turnover rate................            27%        38%
 Average Commission Rate Paid*..........            --         --
   CONTRACTS ISSUED PRIOR TO MAY 16, 1983       1989       1988
----------------------------------------------------------------------------
SELECTED PER UNIT DATA
 Total investment income................       $  .191    $  .168
 Operating expenses.....................          .066       .053
                                               -------    -------
 Net investment income..................          .125       .115
 Unit Value at beginning of year........         4.250      3.642
 Net realized and change in unrealized gains
   (losses).............................         1.008       .493
                                               -------    -------
 Unit Value at end of year..............       $ 5.383    $ 4.250
                                               =======    =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value...      $  1.13    $   .61
 Ratio of operating expenses to average net
   assets...............................          1.33%      1.33%
 Ratio of net investment income to average
   net assets...........................          2.56%      2.85%
 Number of units outstanding at end of year
   (thousands)..........................        31,326     35,633
 Portfolio turnover rate................            27%        38%
 Average commission rate paid*..........            --         --

* The average commission rate paid is required for funds that have over 10% in equities for which commissions are paid. This information is required for funds with fiscal year ends on or after September 30, 1996.

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

           THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES
 PER UNIT DATA FOR AN ACCUMULATION AND ANNUITY UNIT OUTSTANDING THROUGHOUT EACH
                                      YEAR

The following information on per unit data has been audited by Coopers & Lybrand L.L.P., independent accountants. Their report on the per unit data for each of the five years in the period ended December 31, 1997 is contained in the Account QB Annual Report which should be read along with this information and which is incorporated by reference into the SAI. The consolidated financial statements of The Travelers Insurance Company and Subsidiaries are contained in the SAI.

CONTRACTS ISSUED ON OR AFTER MAY 16, 1983    1997       1996       1995       1994       1993       1992       1991      1990*
--------------------------------------------------------------------------------------------------------------------------------

SELECTED PER UNIT DATA
 Total investment income...............     $  .342    $  .368    $  .319    $  .310    $  .299    $  .311    $  .299    $  .277
 Operating expenses....................        .082       .078       .073       .069       .067       .061       .056       .048
                                            -------    -------    -------    -------    -------    -------    -------    -------
 Net investment income.................        .260       .290       .246       .241       .232       .250       .243       .229
 Unit Value at beginning of year.......       5.060      4.894      4.274      4.381      4.052      3.799      3.357      3.129
 Net realized and change in unrealized
   gains (losses)......................        .073      (.124)      .374      (.348)      .097       .003       .199      (.001)
                                            -------    -------    -------    -------    -------    -------    -------    -------
 Unit Value at end of year.............     $ 5.393    $ 5.060    $ 4.894    $ 4.274    $ 4.381    $ 4.052    $ 3.799    $ 3.357
                                            =======    =======    =======    =======    =======    =======    =======    =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value...   $   .33    $   .17    $   .62    $  (.11)   $   .33    $   .25    $   .44    $   .23
 Ratio of operating expenses to average
   net assets..........................        1.57%      1.57%      1.57%      1.57%      1.57%      1.58%      1.57%      1.57%
 Ratio of net investment income to
   average net assets..................        5.00%      5.87%      5.29%      5.62%      5.41%      6.38%      6.84%      7.06%
 Number of units outstanding at end of
   year (thousands)....................      21,521     24,804     27,066     27,033     28,472     20,250     17,211     14,245
 Portfolio turnover rate...............         196%       176%       138%        27%        24%        23%        21%        41%
 CONTRACTS ISSUED PRIOR TO MAY 16, 1983      1997       1996       1995       1994       1993       1992       1991      1990*
--------------------------------------------------------------------------------------------------------------------------------
SELECTED PER UNIT DATA
 Total investment income...............     $  .353    $  .379    $  .328    $  .318    $  .306    $  .317    $  .304    $  .281
 Operating expenses....................        .071       .067       .063       .059       .058       .050       .048       .040
                                            -------    -------    -------    -------    -------    -------    -------    -------
 Net investment income.................        .282       .312       .265       .259       .248       .267       .256       .241
 Unit Value at beginning of year.......       5.234      5.050      4.400      4.498      4.150      3.880      3.421      3.181
 Net realized and change in unrealized
   gains (losses)......................        .077      (.128)      .385      (.357)      .100       .003       .203      (.001)
                                            -------    -------    -------    -------    -------    -------    -------    -------
 Unit Value at end of year.............     $ 5.593    $ 5.234    $ 5.050    $ 4.400    $ 4.498    $ 4.150    $ 3.880    $ 3.421
                                            =======    =======    =======    =======    =======    =======    =======    =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value...   $   .36    $   .18    $   .65    $  (.10)   $   .35    $   .27    $   .46    $   .24
 Ratio of operating expenses to average
   net assets..........................        1.33%      1.33%      1.33%      1.33%      1.33%      1.33%      1.33%      1.33%
 Ratio of net investment income to
   average net assets..................        5.25%      6.12%      5.54%      5.87%      5.66%      6.61%      7.09%      7.31%
 Number of units outstanding at end of
   year (thousands)....................       7,683      8,549      9,325     10,694     12,489     13,416     14,629     16,341
 Portfolio turnover rate...............         196%       176%       138%        27%        24%        23%        21%        41%

----------------------------------------------------------------------------------------------
SELECTED PER UNIT DATA
 Total investment income...............     $  .270    $  .259
 Operating expenses....................        .047       .046
                                            -------    -------
 Net investment income.................        .223       .213
 Unit Value at beginning of year.......       2.852      2.697
 Net realized and change in unrealized
   gains (losses)......................        .054      (.058)
                                            -------    -------
 Unit Value at end of year.............     $ 3.129    $ 2.852
                                            =======    =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value...   $   .28    $   .16
 Ratio of operating expenses to average
   net assets..........................        1.57%      1.58%
 Ratio of net investment income to
   average net assets..................        7.44%      7.67%
 Number of units outstanding at end of
   year (thousands)....................      13,135      9,457
 Portfolio turnover rate...............          33%        17%
 CONTRACTS ISSUED PRIOR TO MAY 16, 1983      1989       1988
----------------------------------------------------------------------------------------------------------------
SELECTED PER UNIT DATA
 Total investment income...............     $  .270    $  .259
 Operating expenses....................        .035       .037
                                            -------    -------
 Net investment income.................        .235       .222
 Unit Value at beginning of year.......       2.892      2.728
 Net realized and change in unrealized
   gains (losses)......................        .054      (.058)
                                            -------    -------
 Unit Value at end of year.............     $ 3.181    $ 2.892
                                            =======    =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value...   $   .29    $   .16
 Ratio of operating expenses to average
   net assets..........................        1.33%      1.33%
 Ratio of net investment income to
   average net assets..................        7.60%      7.82%
 Number of units outstanding at end of
   year (thousands)....................      18,248     21,124
 Portfolio turnover rate...............          33%        17%

* On May 1, 1990, TAMIC replaced TIMCO as the investment adviser for Account QB.

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

           THE TRAVELERS MONEY MARKET ACCOUNT FOR VARIABLE ANNUITIES
 PER UNIT DATA FOR AN ACCUMULATION AND ANNUITY UNIT OUTSTANDING THROUGHOUT EACH
                                      YEAR

The following information on per unit data has been audited by Coopers & Lybrand L.L.P., independent accountants. Their report on the per unit data for each of the five years in the period ended December 31, 1997 is contained in the Account MM Annual Report which should be read along with this information and which is incorporated by reference into the SAI. The consolidated financial statements of The Travelers Insurance Company and Subsidiaries are contained in the SAI.

CONTRACTS ISSUED ON OR AFTER MAY 16, 1983    1997       1996       1995       1994       1993       1992       1991      1990*
--------------------------------------------------------------------------------------------------------------------------------

SELECTED PER UNIT DATA
 Total investment income...............    $   .128   $   .121    $  .127    $  .087    $  .065    $  .077    $  .118    $  .149
 Operating expenses....................        .036       .035       .034       .032       .031       .031       .030       .029
                                           --------   --------    -------    -------    -------    -------    -------    -------
 Net investment income.................        .092       .086       .093       .055       .034       .046       .088       .120
 Unit Value at beginning of year.......       2.263      2.177      2.084      2.029      1.995      1.949      1.861      1.741
                                           --------   --------    -------    -------    -------    -------    -------    -------
 Unit Value at end of year.............    $  2.355   $  2.263    $ 2.177    $ 2.084    $ 2.029    $ 1.995    $ 1.949    $ 1.861
                                           ========   ========    =======    =======    =======    =======    =======    =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase in unit value............    $    .09   $    .09    $   .09    $   .06    $   .03    $   .05    $   .09    $   .12
 Ratio of operating expenses to average
   net assets..........................        1.57%      1.57%      1.57%      1.57%      1.57%      1.57%      1.57%      1.57%
 Ratio of net investment income to
   average net assets..................        4.02%      3.84%      4.36%      2.72%      1.68%      2.33%      4.66%      6.68%
 Number of units outstanding at end of
   year (thousands)....................      36,134     38,044     35,721     39,675     34,227     42,115     55,013     67,343
 CONTRACTS ISSUED PRIOR TO MAY 16, 1983      1997       1996       1995       1994       1993       1992       1991      1990*
--------------------------------------------------------------------------------------------------------------------------------
SELECTED PER UNIT DATA
 Total investment income...............    $   .134   $   .125    $  .130    $  .091    $  .067    $  .079    $  .120    $  .151
 Operating expenses....................        .032       .030       .030       .028       .027       .027       .026       .024
                                           --------   --------    -------    -------    -------    -------    -------    -------
 Net investment income.................        .102       .095       .100       .063       .040       .052       .094       .127
 Unit Value at beginning of year.......       2.341      2.246      2.146      2.083      2.043      1.991      1.897      1.770
                                           --------   --------    -------    -------    -------    -------    -------    -------
 Unit Value at end of year.............    $  2.443   $  2.341    $ 2.246    $ 2.146    $ 2.083    $ 2.043    $ 1.191    $ 1.897
                                           ========   ========    =======    =======    =======    =======    =======    =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase in unit value............    $    .10   $    .10    $   .10    $   .06    $   .04    $   .05    $   .09    $   .13
 Ratio of operating expenses to average
   net assets..........................        1.33%      1.33%      1.33%      1.33%      1.33%      1.33%      1.33%      1.33%
 Ratio of net investment income to
   average net assets..................        4.27%      4.10%      4.61%      2.98%      1.93%      2.58%      4.90%      6.93%
 Number of units outstanding at end of
   year (thousands)....................         105        112        206        206        218        227        262        326

--------------------------------------------------------------------------------------------------------------------------------
SELECTED PER UNIT DATA
 Total investment income...............     $  .156    $  .118
 Operating expenses....................        .027       .023
                                            -------    -------
 Net investment income.................        .129       .095
 Unit Value at beginning of year.......       1.612      1.517
                                            -------    -------
 Unit Value at end of year.............     $ 1.741    $ 1.612
                                            =======    =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase in unit value............     $   .13    $   .10
 Ratio of operating expenses to average
   net assets..........................        1.57%      1.56%
 Ratio of net investment income to
   average net assets..................        7.65%      6.02%
 Number of units outstanding at end of
   year (thousands)....................      57,916     41,449
 CONTRACTS ISSUED PRIOR TO MAY 16, 1983      1989       1988
--------------------------------------------------------------------------------------------------------------------------------
SELECTED PER UNIT DATA
 Total investment income...............     $  .156    $  .118
 Operating expenses....................        .021       .018
                                            -------    -------
 Net investment income.................        .135       .100
 Unit Value at beginning of year.......       1.635      1.535
                                            -------    -------
 Unit Value at end of year.............     $ 1.770    $ 1.635
                                            =======    =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase in unit value............     $   .14    $   .10
 Ratio of operating expenses to average
   net assets..........................        1.33%      1.31%
 Ratio of net investment income to
   average net assets..................        7.81%      6.19%
 Number of units outstanding at end of
   year (thousands)....................         367        497

* On May 1, 1990, TAMIC replaced TIMCO as the investment adviser for Account MM.

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

   THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES PER UNIT DATA FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT EACH PERIOD

The following information on per unit data has been audited by Coopers & Lybrand L.L.P., independent accountants. Their report on the per unit data for each of the five years in the period ended December 31, 1997 is contained in the Account TGIS Annual Report which should be read along with this information and which is incorporated by reference into the SAI. The consolidated financial statements of The Travelers Insurance Company and Subsidiaries are contained in the SAI.

                                       1997       1996       1995       1994       1993       1992       1991       1990
--------------------------------------------------------------------------------------------------------------------------

SELECTED PER UNIT DATA
 Total investment income...........   $  .075    $  .061    $  .083    $  .064    $  .043    $  .046    $  .045    $  .099
 Operating expenses................      .090       .069**     .057**     .041**     .042**     .045**     .045**     .034**
                                      -------    -------    -------    -------    -------    -------    -------    -------
 Net investment income.............     (.015)     (.008)      .026       .023       .001       .001         --       .065
 Unit Value at beginning of year...   $ 2.717    $ 2.263    $ 1.695    $ 1.776    $ 1.689    $ 1.643    $ 1.391    $ 1.447
 Net realized and change in
   unrealized gains (losses).......      .824       .462       .542      (.104)     0.086      0.045      0.252      (.121)
                                      -------    -------    -------    -------    -------    -------    -------    -------
 Unit Value at end of year.........   $ 3,526    $ 2.717    $ 2.263    $ 1.695    $ 1.776    $ 1.689    $ 1.643    $ 1.391
                                      =======    =======    =======    =======    =======    =======    =======    =======
SIGNIFICANT RATIOS AND ADDITIONAL
 DATA
 Net increase (decrease) in unit
   value...........................   $   .81    $   .45    $   .57    $  (.08)   $   .09    $   .05    $   .25    $  (.06)
 Ratio of operating expenses to
   average net assets*.............      2.82%**     2.82%**     2.82%**     2.82%**     2.82%**     2.82%**     2.82%**     2.41%**
 Ratio of net investment income to
   average net assets*.............      (.45)%     (.34)%     1.37%      1.58%      0.08%      0.78%      1.33%      1.86%
 Number of units outstanding at end
   of year (thousands).............    60,312     68,111    105,044     29,692         --    217,428         --      5,708
 Portfolio turnover rate...........        63%        81%        79%        19%        70%       119%       489%       653%
 Average commission rate paid***...   $  .053    $  .046         --         --         --         --         --         --

--------------------------------------------------------------------------------------------------------------------------
SELECTED PER UNIT DATA
 Total investment income...........   $  .161    $  .044
 Operating expenses................      .023       .017
                                      -------    -------
 Net investment income.............      .138       .027
 Unit Value at beginning of year...   $ 1.108    $ 1.000
 Net realized and change in
   unrealized gains (losses).......      .201       .081
                                      -------    -------
 Unit Value at end of year.........   $ 1.447    $ 1.108
                                      =======    =======
SIGNIFICANT RATIOS AND ADDITIONAL
 DATA
 Net increase (decrease) in unit
   value...........................   $   .34    $   .11
 Ratio of operating expenses to
   average net assets*.............      1.57%      1.57%
 Ratio of net investment income to
   average net assets*.............      2.81%      2.55%
 Number of units outstanding at end
   of year (thousands).............        --      3,829
 Portfolio turnover rate...........       149%       268%
 Average commission rate paid***...        --         --

 * Annualized

 ** Effective May 1, 1990, market timing fees are included in operating expenses. Prior to May 1, 1990, market timing fee payments were made by separate check from a contract owner, and were not recorded in the financial statements of Account TGIS, or by contractual surrender to the extent allowed under federal tax law.

*** The average commission rate paid is required for funds that have over 10% in equities for which commissions are paid. This information is required for funds with fiscal year ends on or after September 30, 1996.

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

      THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT FOR VARIABLE ANNUITIES* PER UNIT DATA FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT EACH YEAR

The following information on per unit data has been audited by Coopers & Lybrand L.L.P., independent accountants. Their report on the per unit data for each of the five years in the period ended December 31, 1997 is contained in the Account TSB Annual Report which should be read along with this information and which is incorporated by reference into the SAI. The consolidated financial statements of The Travelers Insurance Company and Subsidiaries are contained in the SAI.

                                       1997       1996       1995       1994       1993       1992       1991       1990
--------------------------------------------------------------------------------------------------------------------------

SELECTED PER UNIT DATA
 Total investment income...........   $  .077    $  .057    $  .074    $  .055    $  .041    $  .054    $  .076    $  .099
 Operating expenses................      .039**     .030**     .035**     .036**     .037**     .041**     .036**     .030**
                                      -------    -------    -------    -------    -------    -------    -------    -------
 Net investment income.............      0.38       .027       .039       .019       .004       .013       .040       .069
 Unit value at beginning of year...     1.361      1.333      1.292      1.275      1.271      1.258      1.218      1.149
 Net realized and change in
   unrealized gains (losses)***....      .000       .001       .002      (.002)        --         --         --         --
                                      -------    -------    -------    -------    -------    -------    -------    -------
 Unit value at end of year.........   $ 1.399    $ 1.361    $ 1.333    $ 1.292    $ 1.275    $ 1.271    $ 1.258    $ 1.218
                                      =======    =======    =======    =======    =======    =======    =======    =======
SIGNIFICANT RATIOS AND ADDITIONAL
 DATA
 Net increase in unit value........   $   .04    $   .03    $   .04    $   .02    $    --    $   .01    $   .04    $   .07
 Ratio of operating expenses to
   average net assets****..........      2.82%**     2.82%**     2.82%**     2.82%**     2.82%**     2.82%**     2.82%**     2.41%**
 Ratio of net investment income to
   average net assets****..........      2.77%      2.47%      3.17%      1.45%       .39%      1.12%      3.07%      5.89%
 Number of units outstanding at end
   of year (thousands).............    47,262     54,565         --    216,713    353,374    173,359    439,527    369,769

--------------------------------------------------------------------------------------------------------------------------
SELECTED PER UNIT DATA
 Total investment income...........   $  .102    $  .078
 Operating expenses................      .017       .016
                                      -------    -------
 Net investment income.............      .085       .062
 Unit value at beginning of year...     1.064      1.002
 Net realized and change in
   unrealized gains (losses)***....        --         --
                                      -------    -------
 Unit value at end of year.........   $ 1.149    $ 1.064
                                      =======    =======
SIGNIFICANT RATIOS AND ADDITIONAL
 DATA
 Net increase in unit value........   $   .09    $   .06
 Ratio of operating expenses to
   average net assets****..........      1.57%      1.57%
 Ratio of net investment income to
   average net assets****..........      7.63%      6.51%
 Number of units outstanding at end
   of year (thousands).............   360,074    356,969

  * Prior to May 1, 1994, the Account was known as The Travelers Timed Money Market Account for Variable Annuities.

 ** Effective May 1, 1990, market timing fees are included in operating expenses. Prior to May 1, 1990, market timing fee payments were made by separate check from a contract owner, and were not recorded in the financial statements of Account TSB, or by contractual surrender to the extent allowed under federal tax law.

 *** Effective May 2, 1994, Account TSB was authorized to invest in securities with a maturity of greater than one year. As a result, net realized and change in unrealized gains (losses) are no longer included in total investment income.

**** Annualized.

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

      THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT FOR VARIABLE ANNUITIES PER UNIT DATA FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT EACH YEAR

The following information on per unit data has been audited by Coopers & Lybrand L.L.P., independent accountants. Their report on the per unit data for each of the five years in the period ended December 31, 1997 is contained in the Account TAS Annual Report which should be read along with this information and which is incorporated by reference into the SAI. The consolidated financial statements of The Travelers Insurance Company and Subsidiaries are contained in the SAI.

                                       1997       1996       1995       1994       1993       1992       1991      1990+
--------------------------------------------------------------------------------------------------------------------------

SELECTED PER UNIT DATA
 Total investment income...........  $   .063   $   .041    $  .042    $  .036    $  .037    $  .041    $  .044    $  .045
 Operating expenses................      .085       .069**     .057**     .049**     .048**     .043**     .039**     .073**
                                     --------   --------    -------    -------    -------    -------    -------    -------
 Net investment income (loss)......     (.022)     (.028)     (.015)     (.013)     (.011)     (.002)      .005      (.028)
 Unit Value at beginning of year...     2.623      2.253      1.706      1.838      1.624      1.495      1.136      1.189
 Net realized and unrealized gains
   (losses)........................      .788       .398       .562      (.119)      .225       .131       .354      (.025)
                                     --------   --------    -------    -------    -------    -------    -------    -------
 Unit Value at end of year.........  $  3.389   $  2.623    $ 2.253    $ 1.706    $ 1.838    $ 1.624    $ 1.495    $ 1.136
                                     ========   ========    =======    =======    =======    =======    =======    =======
SIGNIFICANT RATIOS AND ADDITIONAL
 DATA
 Net increase (decrease) in unit
   value...........................  $    .77   $    .37    $   .55    $  (.13)   $   .21    $  (.13)   $   .36    $  (.05)
 Ratio of operating expenses to
   average net assets*.............      2.85%**     2.84%**     2.83%**     2.80%**     2.82%**     2.93%**     2.99%**     2.64%**
 Ratio of net investment income to
   average net assets*.............      (.76)%    (1.13)%     (.74)%     (.72)%     (.80)%     (.12)%      .37%     (3.73)%
 Number of units outstanding at end
   of year (thousands).............    25,865     30,167     45,575     25,109     43,059     20,225     19,565      5,585
 Portfolio turnover rate...........        92%        98%       113%       142%        71%       269%       261%         0%
 Average commission rate paid ++...  $   .052   $   .047         --         --         --         --         --         --

--------------------------------------------------------------------------------------------------------------------------
SELECTED PER UNIT DATA
 Total investment income...........   $  .052    $  .008
 Operating expenses................      .051       .015
                                      -------    -------
 Net investment income (loss)......      .001      (.007)
 Unit Value at beginning of year...     1.059      1.001
 Net realized and unrealized gains
   (losses)........................      .129       .065
                                      -------    -------
 Unit Value at end of year.........   $ 1.189    $ 1.059
                                      =======    =======
SIGNIFICANT RATIOS AND ADDITIONAL
 DATA
 Net increase (decrease) in unit
   value...........................   $   .13    $   .06
 Ratio of operating expenses to
   average net assets*.............      1.95%      1.95%
 Ratio of net investment income to
   average net assets*.............       .91%      (.88)%
 Number of units outstanding at end
   of year (thousands).............        --         --
 Portfolio turnover rate...........        77%       127%
 Average commission rate paid ++...        --         --

 * Annualized

** Effective May 1, 1990, market timing fees are included in operating expenses.
   Prior to May 1, 1990, market timing fee payments were made by separate check from a contract owner and were not recorded in the financial statements of Account TAS, or by contractual surrender to the extent allowed under federal tax law.
 + On May 1, 1990, TIMCO replaced Keystone Custodian Funds, Inc. as the investment adviser for Account TAS.
 ++ The average commission rate paid is required for funds that have over 10% in equities for which commissions are paid. This information is required for Funds with fiscal year ends on or after September 30, 1996.

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

            THE TRAVELERS TIMED BOND ACCOUNT FOR VARIABLE ANNUITIES
    PER UNIT DATA FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT EACH YEAR

The following information on per unit data has been audited by Coopers & Lybrand L.L.P., independent accountants. Their report on the per unit data for each of the five years in the period ended December 31, 1997 is contained in the Account TB Annual Report which should be read along with this information and which is incorporated by reference into the SAI. The consolidated financial statements of The Travelers Insurance Company and Subsidiaries are contained in the SAI.

                                       1997       1996       1995       1994       1993       1992       1991      1990+
--------------------------------------------------------------------------------------------------------------------------

SELECTED PER UNIT DATA
 Total investment income...........   $  .025    $  .033    $  .071    $  .007    $  .054    $  .051    $  .052    $  .072
 Operating expenses................      .011       .015**     .031**     .006**     .036**     .032**     .031**     .018**
                                      -------    -------    -------    -------    -------    -------    -------    -------
 Net investment income.............      .014       .018       .040       .001       .018       .019       .021       .054
 Unit Value at beginning of year...     1.232      1.383      1.215      1.234      1.132      1.087       .994      1.036
 Net realized and change in
   unrealized gains (losses).......      .027      (.169)      .128      (.020)      .084       .026       .072      (.096)
                                      -------    -------    -------    -------    -------    -------    -------    -------
 Unit Value at end of year.........   $ 1.273    $ 1.232    $ 1.383    $ 1.215    $ 1.234    $ 1.132    $ 1.087    $  .994
                                      =======    =======    =======    =======    =======    =======    =======    =======
SIGNIFICANT RATIOS AND ADDITIONAL
 DATA
 Net increase (decrease) in unit
   value...........................   $   .04    $  (.15)   $   .17    $  (.02)   $   .10    $   .05    $   .09    $  (.04)
 Ratio of operating expenses to
   average net assets*.............      3.00%**     3.00%**     3.00%**     3.00%**     3.00%**     2.99%**     3.00%**     2.58%**
 Ratio of net investment income to
   average net assets*.............      3.64%      3.48%      3.98%      1.02%      1.48%      1.71%      3.07%      3.88%
 Number of units outstanding at end
   of year (thousands).............        --         --     11,466         --     20,207     21,868     19,521     14,115
 Portfolio turnover rate...........       129%       153%       117%        --        190%       505%       627%       370%

--------------------------------------------------------------------------------------------------------------------------
SELECTED PER UNIT DATA
 Total investment income...........   $  .147    $  .141
 Operating expenses................      .023       .022
                                      -------    -------
 Net investment income.............      .124       .119
 Unit Value at beginning of year...     1.114      1.000
 Net realized and change in
   unrealized gains (losses).......     (.202)     (.005)
                                      -------    -------
 Unit Value at end of year.........   $ 1.036    $ 1.114
                                      =======    =======
SIGNIFICANT RATIOS AND ADDITIONAL
 DATA
 Net increase (decrease) in unit
   value...........................   $  (.08)   $   .11
 Ratio of operating expenses to
   average net assets*.............      2.02%      2.04%
 Ratio of net investment income to
   average net assets*.............     11.15%     11.12%
 Number of units outstanding at end
   of year (thousands).............       660        830
 Portfolio turnover rate...........        10%        26%

 * Annualized

** Effective May 1, 1990, market timing fees are included in operating expenses.
   Prior to May 1, 1990, market timing fee payments were made by separate check from a contract owner, and were not recorded in the financial statements of Account TB, or by contractual surrender to the extent allowed under federal tax law.

 + On May 1, 1990, TAMIC replaced Keystone Custodian Funds, Inc. as the investment adviser for Account TB.

                                   APPENDIX C
--------------------------------------------------------------------------------

CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more specific information and financial statements relating to The Travelers Insurance Company. A list of the contents of the Statement of Additional Information is set forth below:

     Description of The Travelers Insurance Company and The Separate Accounts
        The Insurance Company
        The Separate Accounts
     Investment Restrictions
        The Travelers Growth and Income Stock Account For Variable Annuities The Travelers Timed Growth and Income Stock Account for Variable
Annuities
        The Travelers Timed Aggressive Stock Account for Variable Annuities The Travelers Quality Bond Account for Variable Annuities
        The Travelers Timed Bond Account for Variable Annuities
        The Travelers Money Market Account for Variable Annuities
        The Travelers Timed Short-Term Bond Account for Variable Annuities Description of Certain Types of Investments and Investment Techniques
      Available to the Separate Accounts
        Writing Covered Call Options
        Buying Put and Call Options
        Futures Contracts
        Money Market Instruments
     Investment Management and Advisory Services
        Advisory and Subadvisory Fees
        TIMCO
        TAMIC
     Valuation of Assets
     Net Investment Factor
     Federal Tax Considerations
     Performance Data
        Yield Quotations of Account MM
        Average Annual Total Return Quotations of Accounts GIS, QB, MM, TGIS,
         TSB, TAS, TB and Fund U
     The Board of Managers
     Distribution and Management Services
     Securities Custodian
     Independent Accountants
     Financial Statements

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

COPIES OF THE STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 1998 (FORM NO. L-11165S) ARE AVAILABLE WITHOUT CHARGE. TO REQUEST A COPY, PLEASE CLIP THIS COUPON ON THE DOTTED LINE, ENTER YOUR NAME AND ADDRESS IN THE SPACES PROVIDED BELOW, AND MAIL TO: THE TRAVELERS INSURANCE COMPANY, ANNUITY SERVICES, ONE TOWER SQUARE, HARTFORD, CONNECTICUT 06183-5030.

     Name:

     Address:

                        THE TRAVELERS UNIVERSAL ANNUITY

                              INDIVIDUAL AND GROUP
                           VARIABLE ANNUITY CONTRACTS
                                   ISSUED BY
                        THE TRAVELERS INSURANCE COMPANY

L-11165  Printed in U.S.A.
         TIC Ed. 5-98